                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                  VAN ECK FUNDS
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2009

ITEM 1. Report to Shareholders

SEMI-ANNUAL REPORT

JUNE 30, 2009

(unaudited)

Van Eck Funds

EMERGING MARKETS FUND
Class A: GBFAX / Class C: EMRCX / Class I: EMRIX

GLOBAL HARD ASSETS FUND
Class A: GHAAX / Class C: GHACX / Class I: GHAIX

INTERNATIONAL INVESTORS GOLD FUND
Class A: INIVX / Class C: IIGCX / Class I: INIIX

MULTI-MANAGER ALTERNATIVES FUND
Class A: VMAAX / Class I: VMAIX

The information contained in the enclosed shareholder letters represent the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the management team members are as of June 30, 2009.

TABLE OF CONTENTS

	Fund Overview	Performance	Explanation of Expenses	Schedule of Investments	Financial Highlights

EMERGING MARKETS FUND	2	8	13	49	80

GLOBAL HARD ASSETS FUND	14	22	27	54	83

INTERNATIONAL INVESTORS GOLD FUND	28	34	39	57	86

MULTI-MANAGER ALTERNATIVES FUND	40	45	48	62	89

EMERGING MARKETS FUND

Dear Shareholder:

The Emerging Markets Fund increased 61.32% (Class A shares, excluding sales charge) for the six months ended June 30, 2009. The Fund significantly outperformed emerging markets equities as measured by the Fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (MSCI EM)1, which rose 36.22% for the same period.

Following a rather flat first quarter of 2009, emerging market equities exploded higher during the second quarter of the year, as risk aversion abated and investors sought to position their portfolios for an eventual recovery in global economic activity. We attribute the Fund’s notable outperformance primarily to its higher weighting in small- and mid-capitalization companies relative to its benchmark and to an overweighted position in consumer discretionary names.

Market and Economic Review

Given the gravity of conditions confronting emerging market equities in the dark days of this past autumn, the positive developments seen during the first half of 2009 should not be downplayed. Although still subdued when compared to recent years, investor risk appetite made a welcome return. Further, credit conditions staged a cautious recovery and measures of both business and consumer confidence bounced off exceptionally low levels. Important leading indicators, such as industrial production, stabilized or turned positive, supporting anticipation of economic recovery. Inventory rundowns appeared to come to an end, and restocking led to an increase in economic activity. As a result, we continued to see a number of growth estimate upgrades for both corporate earnings and GDP (gross domestic product) across a number of significant developing nations. These upgrades gave investors added confidence that the fiscal and monetary stimulus enacted across the globe was working.

Against this positive backdrop, the MSCI EM Index handily outperformed the broad U.S. equity market, as measured by the S&P® 500 Index2, which gained 3.19% for the six-month period, and the developed international equity markets, as measured by the MSCI EAFE (Europe, Australasia and the Far East) Index3, which increased 8.42%.

By region, Latin American equities posted the best relative performance, with the MSCI EM Latin America Index4 advancing 45.44% in U.S. dollar terms for the six month period. Peru* (+92.97%) and Brazil* (+62.44%) were among the best performing countries among all of the emerging markets. Mexico* (+13.09%) underperformed. Emerging Asia performed in line with the MSCI EM for the semi-annual period, with the MSCI EM Asia Index5 rising 36.22% in U.S. dollar terms. Indonesia* (+65.90%), China*

(+62.41%) and India* (+52.65%) were the strongest performers within the region, while South Korea* (+22.38%) lagged. Of the three major regions, Emerging Europe, Middle East and Africa (EMEA) was the weakest for the period, though still producing a solid double-digit return of 25.37% in U.S. dollar terms, as measured by the MSCI EM EMEA Index.6 The EMEA region was dragged down most by Poland* (-2.79%). Russia* (+56.20%) was the top performer in the region on the back of a rebound in crude oil prices.

From a sector* perspective, those market segments with defensive qualities, including telecommunications (+12.33% in U.S. dollar terms), health care (+16.18%) and consumer staples (+21.92%), underperformed the MSCI EM Index. Traditionally cyclical sectors, like consumer discretionary (+49.44%), energy (+48.18%) and basic materials (+43.67%), outperformed during the semi-annual period.

Fund Review

A common theme among the outperformers for the Fund during the six months ended June 30, 2009 was their reliance on domestic consumption. A case in point is the Russian discount retailer Magnit (1.9% of Fund net assets†). Despite a deep recession in Russia, Magnit continued to grow sales and maintain profit margins due to its attractive value-for-money pricing strategy and its superior logistics and procurement process. In addition, Magnit’s management developed a highly efficient and flexible operation amidst the very difficult conditions of Russia’s recession. BR Malls Participacoes (1.5% of Fund net assets†) was also a strong performer for the Fund during the semi-annual period. This Brazilian shopping mall developer and operator was able to reduce the operating cost of new malls acquired over the past couple of years. The company also remained, in our view, well poised to expand its shopping mall portfolio through both acquisition and greenfield expansion, or investment in building new malls. China’s Tencent Holdings (2.3% of Fund net assets†) also generated strong returns for the Fund during the period, as this Internet services provider had a solid game pipeline. In addition to gaming, Tencent Holdings was able to monetize its large and growing user base through online advertising and recently established an e-commerce segment within its business model.

Detractors from the Fund’s semi-annual results included Halyk Savings Bank of Kazakhstan (0.9% of Fund net assets†). While Halyk Savings Bank had some of the best fundamentals relative to its peers, it was unable to overcome the negative sentiment emanating from a deteriorating Kazakh financial sector. Peru’s Credicorp (0.8% of Fund net assets†) also produced muted returns during the first half of 2009 after being especially resilient

EMERGING MARKETS FUND

during the torturous second half of last year. In our view, investment drivers for this financial conglomerate should come from a turnaround in the group’s insurance and asset management operations as well as from a continuation of solid performance in its traditional retail and corporate banking activities. Another disappointment for the Fund was Bidvest Group (0.8% of Fund net assets†), a South African-based services, trading and distribution company. Bidvest Group generated uninspiring returns, as slowing volume growth across the company’s operations pressured its stock. We believe the combination of its diverse portfolio and conservative financial leverage position should allow Bidvest Group to remain in good stead over the longer term.

At the end of June, the Fund maintained its overweighted position in Asia relative to the MSCI EM Index, notwithstanding the continuing uncertainty surrounding the Asian export complex. Chinese consumers and corporations, in our view, should continue to benefit from declining borrowing costs, while government-backed stimulus aimed at fixed income investments should help its economy achieve full-year growth targets. The Fund also had an overweighted allocation compared to its benchmark in Indonesia. Indonesia sells less overseas relative to the size of its economy than any other Asian country exception India, leaving it, we believe, less susceptible to a decline in global trade. The Fund maintained its underweighted exposure to South Korea and Taiwan, as these economies remain largely dependent on exports to developed nations.

Given Russia’s robust performance during the semi-annual period, we took the opportunity to take strong profits, thereby leaving the Fund with an underweighted position in this market. We would expect both Russia’s economy and equity market to continue to be heavily impacted by fluctuating global energy prices going forward. The Fund held its underweighted allocation to South Africa, due to a lack of relative value and our pessimistic outlook on its overvalued rand. Within Latin America, we had a favorable view on Brazil at the end of June. We positioned the Fund’s Brazilian holdings toward hard asset, blue chip names and a collection of domestic demand-related small-cap and mid-cap companies that we expect to benefit from the rapid pace of interest rate cuts within the country. We maintained the Fund’s underweighted exposure to Mexico based on its unfavorable near-term growth prospects relative to the rest of the region.

* * *

Looking forward, we remain encouraged by the significant improvement in emerging equity market conditions since the beginning of the year. We also remain strong believers in the long-term outlook for growth in emerging equity markets, especially among small-cap and mid-cap stocks. As such, approximately 70% of the Fund’s net assets were invested in companies with a market capitalization under US$5 billion at the end of June 2009. As we head into the second half of 2009, equity markets around the world are at a pivotal point in terms of gauging expectations for the timing and extent of recovery in the global economy. A number of data points from around the globe have led us to be optimistic on the course of economic recovery in both developed and emerging markets. There are, of course, some formidable challenges ahead as well and some demanding questions that are yet to be answered.

One of these major questions is the role played by China within the global trade cycle, a question that has assumed a much sharper focus given the combination of strong Chinese domestic demand and the collapse in global trade. While the financial crisis has had a deep and probably long-lasting effect on the U.S. economy and U.S. household consumption especially, we continue to see convincing evidence from China that its economy has already passed its inflexion point. Indeed, as the benefits of enormous policy stimulus work through the Chinese economy, there continues to be debate as to how much of this pick-up in output is simply restocking and how successful, over time, China will be in switching from export-led growth to expansion based on domestic demand. Nonetheless, clear evidence of an upturn in Chinese growth once again will likely be a key determinant of the long-term story for global equity markets. To date, expectations for high single-digit GDP growth in 2009 in China appear to be on track.

Over the near term, we anticipate that emerging market equities could come under modest pressure during the summer months, as investors seek to take profits after such a constructive move in equity prices during the semi-annual period. We would view any consolidation in emerging market equity prices as a buying opportunity, as the balance of risk and reward in emerging markets, in our view, remains favorable. Gains during the second half of 2009 may depend on confirmation that the expected economic recovery in the U.S. and elsewhere are underway and that corporate earnings estimates have indeed hit bottom. We maintain our favorable view on smaller-cap equities due to their much stronger focus on domestic consumption, where visibility for growth remains relatively higher compared to that for more cyclical sectors. While near-term challenges remain significant, then, we look for underlying fundamental differences between countries and companies to prove increasingly important in distinguishing outperformers as the year progresses.

EMERGING MARKETS FUND

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple
Portfolio Manager
July 20, 2009

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of June 30, 2009.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

1

The Morgan Stanley Capital International Emerging Markets Index (MSCI EM) is calculated with dividends reinvested. The Index captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets.

2	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
3	The MSCI EAFE Index is an unmanaged capitalization-weighted index containing approximately 1,100 equity securities of companies located in Europe, Australasia and the Far East.
4	The MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.
5	The MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.
6

The MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

EMERGING MARKETS FUND

PERFORMANCE RECORD AS OF 6/30/09 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—GBFAX

Year to date	52.04%	61.32%

1 year	(40.58)%	(36.96)%

5 year	9.10%	10.40%

10 year	3.18%	3.79%

Life (since 12/20/93)	5.86%	6.27%

C shares—EMRCX

Year to date	60.11%	61.11%

1 year	(38.01)%	(37.43)%

5 year	9.78%	9.78%

Life (since 10/3/03)	9.26%	9.26%

I shares—EMRIX

Year to date	n/a	61.99%

1 year	n/a	(36.15)%

Life (since 12/31/07)	n/a	(35.17)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 2.09% / Net Expense Ratio 2.09%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 1.95% of average daily net assets.

*	C Shares: 1.00 redemption charge, first year
Gross Expense Ratio 3.19% / Net Expense Ratio 2.49%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 2.50% of average daily net assets.

*	I Shares: no sales or redemption charges
Gross Expense Ratio 1.86% / Net Expense Ratio 1.19%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 1.25% of average daily net assets.

EMERGING MARKETS FUND

Geographical Weightings*
(unaudited)

Sector Breakdown**
(unaudited)

*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

TOP TEN EQUITY HOLDINGS*
June 30, 2009* (unaudited)

Tian An China Investment Co. Ltd.
(Hong Kong, 3.0%)
Tian An China Investments, through its subsidiaries, develops and manages properties and provides agency services. The company also sells construction materials

KazMunaiGas Exploration Production (KMG EP)
(Kazakhstan, 2.3%)
KMG EP is the largest listed oil company in Kazakhstan. The company carried out its initial public offering on the Kazakhstan Stock Exchange in September 2006. The company seeks to increase its oil production and replace reserves both through acquisitions and exploration in the longer term.

Tencent Holdings Ltd.
(China, 2.3%)
Tencent Holdings provides Internet, mobile and telecommunication value-added services in China. The company has an instant messaging community in China and provides online advertising and gaming services.

Cia Vale do Rio Doce (CRVD)
(Brazil, 2.3%)
CVRD produces and sells iron ore, pellets, manganese, iron alloys, gold, kaolin, bauxite, alumina, aluminum and potash. The company owns stakes in several steel companies. CVRD also owns and operates railroads and maritime terminals in Brazil.

KNM Group BHD
(Malaysia, 2.1%)
KNM Group is an investment holding company whose subsidiaries and associated companies are involved in integrated systems design and engineering, international procurement, manufacture of process equipments for the oil, gas, petrochemical and minerals processing industries.

Ju Teng International Holdings Ltd.
(Hong Kong, 2.0%)
Ju Teng International manufactures semi-finished consumer goods. The company produces casings for notebook computers. Ju Teng’s manufacturing includes plastic injection molding, spray painting, metal tooling and stamping and assembly.

Naspers Ltd.
(South Africa, 2.0%)
Naspers is a holding company for a group of companies which operate in the electronic and print media industries. The company provides television subscription and internet services and publishes newspapers, magazines and books.

Magnit OAO
(Russia, 1.9%)
Magnit retails food. The company operates a chain of “hard” discount supermarkets in Russia.

EMERGING MARKETS FUND

Petróleo Brasileiro S.A. (Petrobras)
(Brazil, 1.7%)
Petrobras explores for, produces, refines, transports and markets petroleum and petroleum products, including gasoline, diesel oil, jet fuel, aromatic extracts, petrochemicals and turpentine. The company operates refineries, oil tankers and a distribution pipeline grid in Brazil and markets its products in Brazil and abroad.

Anhanguera Educacional Participacoes S.A.
(Brazil, 1.6%)
Anhanguera Educacional operates a group of universities offering undergraduate and graduate studies in Brazil. The universities offer a variety of courses including business administration, law, engineering, psychology, physiotherapy and other subjects.

*	Percentage of net assets. Portfolio is subject to change.
Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009- June 30, 2009

Class A	Actual	$1,000.00	$1,613.20	$13.54
	Hypothetical**	$1,000.00	$1,014.43	$10.44

Class C	Actual	$1,000.00	$1,611.10	$16.12
	Hypothetical**	$1,000.00	$1,012.45	$12.42

Class I	Actual	$1,000.00	$1,619.90	$7.73
	Hypothetical**	$1,000.00	$1,018.89	$5.96

*

Expenses are equal to the Fund’s annualized expense ratio for the six months ended June 30, 2009 of 2.09% on Class A Shares, 2.49% on Class C Shares, and 1.19% on Class I Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

GLOBAL HARD ASSETS FUND

Dear Shareholder:

Given the recent volatility in global equity markets, we are pleased to report that the Global Hard Assets Fund had a positive first half of 2009, gaining 23.21% (Class A shares, excluding sales charge) for the period. This is good news on the back of 2008, which proved to be a difficult year for investors across most asset classes.

The Fund’s holdings in the energy, precious metals, and industrial metals sectors provided the biggest boost to the Fund’s results during the six-months ending June 30, 2009. The Fund outperformed its benchmark, the S&P® North American Natural Resources Sector Index (SPGINRTR)1 which gained 9.96% for the six-month period. To compare, the S&P® GSCI Total Return Index (SPGSCITR)2, which tracks commodity futures rather than equities, rose 6.55%. The broad U.S. equity market, as measured by the S&P® 500 Index3, gained 3.19%. We also believe the Fund’s defensive cash allocation, which we had increased throughout the second half of 2008, was helpful as the year began; we were able to put this capital to work in the first half in holdings where sensational value had been created after last year’s dramatic declines (the Fund’s cash allocation decreased from 6.1% at the beginning of the year, to 3.2% as of June 30).

Despite the tumultuous market environment, we continue to believe that strong global market fundamentals will provide ongoing opportunities for prudent hard assets investors. The Fund is an actively managed portfolio that employs a disciplined investment process. We will seek to continue to invest in a diverse basket of hard assets sub-sectors across several geographic regions, as we believe that a diversified investment style can potentially limit volatility over the long term, in comparison with more narrowly focused funds.

Market and Economic Review

After enduring unparalleled volatility in 2008, we began this year with the world economy having entered what felt like a bottomless black hole. The near collapse of the U.S. financial system has been laid to blame for the global liquidity crunch that has paralyzed economies and investors since last fall. Terrible uncertainty marked the early part of the first quarter and financial markets experienced some dark days in January and February. In March, however, some signs that the rate of economic decline was slowing first emerged in developing countries, particularly China, and then spread to the U.S., spurring hopes for a global economic recovery. Equity markets appeared to have reached a bottom by March 9, and then rallied strongly through June 30.

In the second quarter, there was much talk of the emergence of positive indicators on the global economic landscape. These talks provided a needed reprieve for financial markets, and hard asset commodities and their corresponding equity investments were particularly rewarded, especially in the three months ended June 30, 2009. Commodities were propelled mostly by resurgent demand from China, where growth prospects have improved on the back of China’s favorable government policies and increased bank lending. Also, investor concerns about rising inflation helped commodity investments, which are viewed as an inflation hedge. Although we have yet to regain the heady commodity price levels that were reached a year ago, thus far in 2009, we have recouped some of 2008’s losses.

The energy sector was particularly strong in the first half of 2009. Crude oil prices began the year at $44.60 a barrel and rose to $69.89 by June 30—a 56.70% increase during the first half. In the second quarter alone, crude oil prices experienced their biggest three-month advance since Saddam Hussein’s invasion of Kuwait in the third quarter of 1990. China’s record auto sales, which climbed 55% in May alone, have increased demand for gasoline, which climbed 91.43% in the first half. China’s demand was a major impetus for rising crude oil prices. In addition, militant attacks in Nigeria raised concern that oil supplies may be disrupted. By contrast, natural gas prices continued to fall in response to the deep economic slump as demand among industrial users has been severely curtailed. Ample natural gas supplies resulting from new extraction technologies here in the U.S. also exerted downward pressure on prices; for the period, natural gas declined 35.57%. Similarly, coal prices remain depressed as the U.S. coal market struggled to adjust to pullbacks in utility demand and inventories have grown to multi-decade highs.

On the equity side, oil services stocks advanced 32.12% for the six-month period, as measured by the Philadelphia Oil Services Index (OSX)4. By contrast, major oil companies declined 4.41%, as measured by the NYSE Arca Oil Index (XOI)5. Despite weakness in the price of the underlying commodity, natural gas stocks surged 11.40%, as measured by the NYSE Arca Natural Gas Index (XNG)6. As well, coal stocks advanced 61.63%, as measured by the Stowe Coal Index7, supported in part by ongoing high demand in China and India.

Base and industrial metals also performed extremely well in the first half, as anticipation of economic recovery and inventory building in China supported rising prices. The S&P GSCI Industrial Metals Index8 gained 29.91% for the six months ending June 30, 2009. Copper prices led the category, gaining 62.69%. Lead prices climbed 65.07%, nickel prices rose

GLOBAL HARD ASSETS FUND

31.72%, tin rose 30.51% and zinc rose 29.00%. Base metals are considered among the easiest to store commodities and have benefited from low short-term interest rates. By contrast, aluminum continued to be a laggard in the metal space, gaining 5.90%.

Precious metals gained ground but more modestly. Gold bullion prices rose 5.05% to close on June 30 at $926.60 per ounce. Gold started 2009 with strength, reaching its high for the first half of the year on February 20 at $1,006 per ounce. Since then, the precious metal consolidated predominantly in the $850 to $1,000 per ounce range. Silver and platinum prices were up 19.45% and 25.98%, respectively. Gold-mining shares, as measured by NYSE Arca Gold Miners Index (GDM)9, slightly outpaced bullion, advancing 12.50% for the six months.

Finally, during the first half of the year, agricultural commodities prices lost 4.94% as a group, measured by the S&P® GSCI Agriculture Index10, although soybeans remained a bright spot.

Fund Review

Energy Holdings

The Fund’s allocation to the energy sector decreased slightly from 57.6% at the beginning of the year to 57.0% as of June 30, mostly on profit taking. By far, this group had the biggest positive impact on the Fund’s results in the first half. In terms of overall impact, Addax Petroleum (1.1% of Fund net assets†) was a significant contributor to the Fund’s performance. Addax is one of the largest independent oil producers operating in West Africa and the Middle East. Its share price benefited from encouraging results from its Taq Taq field in Kurdistan, and news that it may be acquired by Asia’s largest oil company, China’s Sinopec (sold at half year). Weatherford International’s shares (3.3% of Fund net assets†) surged 80.8% in the first half, as a direct beneficiary of the pick-up in international activity as crude oil prices strengthened. Brazil’s integrated oil and gas company Petróleo Brasileiro helped performance, as did U.S. offshore drilling contractor Transocean (3.0% and 3.3%, respectively, of Fund net assets†). Houston-based Noble Energy (4.0% of Fund net assets†), one of the first independent producers to explore the Gulf of Mexico, also helped advance the Fund’s results. Several of the Fund’s smaller energy positions produced robust double-digit gains during the period, including Quicksilver Resources (1.5% of Fund net assets†), whose shares rose 67.7% in the second quarter alone, on expectations of higher natural gas pricing and the dissipation of unfounded bankruptcy talks.

Energy detractors during the first half included ExxonMobil. We had purchased Exxon in the fourth quarter of 2008, and its year-end rally benefited the Fund. However, the share price bottomed on March 5, and then remained range bound for the remainder of the second quarter (sold at half year). The U.S.’ International Coal Group (sold at half year) hurt the Fund’s results, as it reported disappointing fourth quarter revenues based on the loss of higher-priced metallurgical orders from steel companies and sagging demand from utilities. A position in Total S.A. (2.0% of Fund net assets†), Europe’s third biggest oil company, detracted from Fund results; in the second quarter it announced plans to cut 555 employees in its French operations to counter falling demand for gasoline exports. Oklahoma-based Devon Energy and Colorado’s Ellora Oil & Gas were hurt by depressed natural gas prices (sold at half year and 0.2%, respectively, of Fund net assets†).

Precious Metals Holdings

The Fund started the year with a 16.3% precious metals allocation and it ended at 12.8% as of June 30. The Fund participated in gold shares’ recovery during the semi-annual period, as we had viewed the crisis-related selling of gold shares in 2008 as irrational and unwarranted. We maintained the Fund’s exposure in the belief that the shares would ultimately reflect the underlying strength of the precious metal, which turned out to be a prudent strategy. The Fund’s biggest contributors to positive performance in this space were the U.K.’s Randgold Resources (3.7% of Fund net assets†) and Canada’s Goldcorp (2.3% of Fund net assets†). Randgold Resources’ shares rose upon its reports of a new discovery in Mali called Gounkoto, where thick, high-grade drill intercepts indicated a substantial gold deposit. Goldcorp shares benefited from news of increased gold production, which offset the impact of volatile gold prices. Canada’s Red Back Mining (1.1% of Fund net assets†) was purchased in the second quarter, and its May gains helped advance the Fund’s first half performance.

Detractors in this space included Canadian gold miners Kinross Gold and Agnico-Eagle Mines (1.0% and 2.1% of Fund net assets†), whose share prices remained range bound on the back of disappointing gold prices. Also, Kinross Gold was negatively impacted by geopolitical concerns over its Kupol mine in Russia, and Agnico-Eagle Mines experienced problems with its Kittila mine in Finland and its Meadowbank project in Nunavut, Canada.

GLOBAL HARD ASSETS FUND

Base and Industrial Metals Holdings

The Fund’s allocation to base and industrial metals increased from 8.9% at the beginning of the year to 13.7% by June 30; this overweight position favored mostly copper-related holdings. Behind energy, this was the second best performing group for the Fund. Notable contributors included the U.S.’ Freeport-McMoRan Copper & Gold (2.6% of Fund net assets†) which rose 55.9% in the first quarter alone primarily due to soaring copper prices. Swiss-based Xstrata (2.0% of Fund net assets†) was a positive performer for the Fund, and has been involved in a prolonged takeover dance with U.K.’s Anglo American (sold at half year†), which would create the world’s third largest miner by market value. Steel Dynamics (2.0% of Fund net assets†), the U.S.’ fifth largest producer of carbon steel products, also contributed positively. The company share price posted double-digit gains in the second quarter on improving steel utilization and reduced liquidity concerns. By contrast, the Anglo-Australian company Rio Tinto (0.9% of Fund net assets†) was a detractor in this space, as overall mining production has been down in this tough market environment.

Other

Throughout the period, paper and forest product companies represented a small allocation (0.9% of Fund net assets†) and overall were not major contributors to the Fund’s results for the six-month period.

* * *

The past year and half has been extremely volatile, and commodity investors have been whipsawed by the fallout of the global economic and financial crisis. Hopefully, the net positive results of the first half portend that we are in a period of sustained financial healing. Domestically, U.S. investors have experienced cataclysmic economic and financial events including unprecedented government efforts to rescue our financial system, a housing market that continues to deteriorate, soaring unemployment, and dismal corporate earnings; we are hopeful that the worst of these events is behind us. However, with respect to the financial markets, only time will tell whether March 9 represented the bottom of this historic bear market, and many experts would argue that we have farther to go.

On a more positive note, economic positive indicators are steadily emerging in the developing world. China, a key driver of commodity pricing, changed policy during the third quarter of 2008, so that it was more focused on stimulative measures. China’s economy appears to be benefiting from its government’s expansionary fiscal and monetary policies. We are hopeful that we have reached some level of positive stability on a global basis, given the extraordinary fiscal and monetary measures taken here in the U.S., and by many governments and Central Banks worldwide to support liquidity.

As we accumulate more signs of improvement, we intend to continue to seek to take advantage of stock-specific buying opportunities created by market weakness. We will seek to continue to look for companies where we believe valuation declines have been overdone or where a sustainable competitive advantage positions such companies to take advantage of current market conditions. Our goal, as always, will be to use in-depth, bottom-up analysis of fundamentals and market performance across the globe to find undervalued companies with quality assets, strong balance sheets, attractive long-term growth potential and, more importantly than ever in our opinion, experienced management teams.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivative, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

GLOBAL HARD ASSETS FUND

We appreciate your continued investment in Global Hard Asset Fund. We look forward to helping you meet your investment goals in the future.

Investment Team Members:

Derek S. van Eck	Charles T. Cameron	Joseph M. Foster
Chief Investment Officer

Samuel R. Halpert	Geoffrey R. King	Gregory F. Krenzer

Edward W. Mitby	Charl P. de M. Malan	Shawn Reynolds
July 16, 2009

†	All Fund assets referenced are Total Net Assets as of June 30, 2009.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies.
[2]	The S&P® GSCI Total Return Index (SPGSCITR) is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures.
[3]	The S&P® 500 Index consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
[4]

The Philadelphia Oil Service Index (OSX) is a price-weighted index composed of 15 companies that provide oil drilling and production services, oil field equipment, support services and geophysical/reservoir services.

[5]

The NYSE Arca Oil Index (XOI) is a price-weighted index designed to measure the performance of the oil industry through changes in the prices of a cross section of widely-held corporations involved in the exploration, production, and development of petroleum.

[6]

The NYSE Arca Natural Gas Index (XNG) is an equal-dollar weighted index designed to measure the performance of highly capitalized companies in the natural gas industry involved primarily in natural gas exploration and production and natural gas pipeline transportation and transmission.

[7]

The Stowe Coal IndexSM (COAL) is intended to give investors an efficient, modified market capitalization-weighted index designed to track movements of securities of companies involved in the coal industry that are traded on leading global exchanges.

[8]	The S&P® GSCI Industrial Metals Index measures performance of the industrial metals sub-sector of the S&P® GSCI Total Return Index, referenced above (SPGSCITR).
[9]	The NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

GLOBAL HARD ASSETS FUND

PERFORMANCE RECORD AS OF 6/30/09 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—GHAAX

Year to date	16.13%	23.21%

1 year	(47.77)%	(44.58)%

5 year	14.99%	16.36%

10 year	12.11%	12.77%

Life (since 11/2/94)	11.40%	11.85%

C shares—GHACX

Year to date	21.75%	22.75%

1 year	(45.57)%	(45.02)%

5 year	15.55%	15.55%

10 year	11.95%	11.95%

Life (since 11/2/94)	11.22%	11.22%

I shares—GHAIX

Year to date	n/a	23.54%

1 year	n/a	(44.36)%

Life (since 5/1/06)	n/a	(0.42)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.50% / Net Expense Ratio 1.48%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding transaction fees, interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.45% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

*	C Shares: 1.00 redemption charge, first year
Gross Expense Ratio 2.32% / Net Expense Ratio 2.32%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 2.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

*	I shares: no sales or redemption charges
Gross Expense Ratio 1.13% / Net Expense Ratio 1.00%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceeded 1.00% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund’s direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

GLOBAL HARD ASSETS FUND

Geographical Weightings*
(unaudited)

Sector Breakdown**
(unaudited)

*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

TOP TEN EQUITY HOLDINGS*
June 30, 2009 (unaudited)

Noble Energy
(U.S., 4.0%)
Houston-based Noble Energy is involved in the exploration, development, production, and marketing of crude oil and natural gas in the U.S. and internationally. The company operates and holds interests in properties in several western U.S. states, and operates in Equatorial Guinea and Cameroon in West Africa, the North Sea, Israel, Ecuador, China and Suriname.

Anadarko Petroleum Corp.
(U.S., 3.9%)
Anadarko Petroleum is an oil and gas exploration and production company, with major areas of operation located onshore in the United States, the Gulf of Mexico, Algeria, and has production in China and a development project in Brazil. The company markets natural gas, oil and natural gas liquids (NGLs), and owns and operates gas gathering and processing systems.

XTO Energy, Inc.
(U.S., 3.7%)
XTO Energy is a natural gas producer that acquires, explores and develops long-lived oil and gas properties. The company’s properties are all located in the U.S., concentrated in Texas, Oklahoma, Kansas, New Mexico, Colorado, Arkansas, Wyoming, Louisiana and Alaska.

Randgold Resources Ltd.
(United Kingdom, 3.7%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing underperforming gold mines as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Hess Corp.
(U.S., 3.4%)
Hess and its subsidiaries explore for, produce, purchase, transport and sell crude oil and natural gas. The company also manufactures, purchases, transports and markets refined petroleum products. Hess’ exploration and production activities are located primarily in the U.S., UK, Norway and Gabon.

Schlumberger Ltd.
(U.S., 3.4%)
Schlumberger is the leading oilfield services provider, trusted to deliver superior results and improved E&P performance for oil and gas companies around the world. Schlumberger Limited operates as an oilfield services company in the United States and internationally. It operates in two segments, Oilfield Services and WesternGeco. The Oilfield Services segment provides technology, project management, and information solutions to the oil and gas exploration and production industry.

Transocean, Inc.
(U.S., 3.3%)
Transocean provides offshore contract drilling services for oil and gas wells. The Houston-based company contracts drilling rigs, related equipment and work crews that focus on deepwater and harsh environment drilling services in the U.S., the UK, Brazil, India and elsewhere.

GLOBAL HARD ASSETS FUND

Weatherford International Ltd.
(U.S., 3.3%)
Weatherford International is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The company operates in approximately 100 countries through approximately 800 locations situated in nearly all of the oil and natural gas producing regions in the world.

Occidental Petroleum Corp.
(U.S., 3.2%)
Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic chemicals, including chlorine, caustic soda, polyvinyl chloride, vinyl chloride monomer and ethylene dichloride as well as specialty chemicals. Occidental also has an interest in petrochemicals.

Quanta Services, Inc.
(U.S., 3.0%)
Quanta Services provides specialty contracting services to the transmission and distribution sector of the North American electric utility industry. Its Infrastructure Services segment provides end-to-end network solutions to the electric power, gas, telecommunications, and cable television industries; and its Dark Fiber segment designs, procures, constructs and maintains fiber-optic telecommunications facilities.

*    Percentage of net assets. Portfolio is subject to change.
     Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges).Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009- June 30, 2009

Class A	Actual	$1,000.00	$1,232.10	$8.19
	Hypothetical**	$1,000.00	$1,017.46	$7.40

Class C	Actual	$1,000.00	$1,227.50	$12.81
	Hypothetical**	$1,000.00	$1,013.29	$11.58

Class I	Actual	$1,000.00	$1,235.40	$5.54
	Hypothetical**	$1,000.00	$1,019.84	$5.01

*

Expenses are equal to the Fund’s annualized expense ratio for the six months ended June 30, 2009 of 1.48% on Class A Shares, 2.32% on Class C Shares and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

INTERNATIONAL INVESTORS GOLD FUND

Dear Shareholder:

The International Investors Gold Fund increased 20.53% (Class A shares, excluding sales charge) for the six months ended June 30, 2009. Due primarily to individual stock selection, the Fund significantly outperformed its benchmark, the NYSE Arca Gold Miners (GDM) Index1, which gained 12.50% for the same period. Notably, the Fund also outpaced the equity market, as measured by the 3.19% advance of the S&P® 500 Index.2

For the six-month period, gold bullion prices advanced $44.55 per ounce, or 5.05%, to close on June 30, 2009 at $926.60. Gold-related assets have outperformed more traditional financial markets in seven of the last eight years—including 2008. Gold started 2009 with strength, reaching its high for the first half of the year on February 20 at $1,006 per ounce. Since then, the precious metal consolidated predominantly in the $850 to $1,000 per ounce range.

Market and Economic Review

Drivers affecting the gold market during the first half of 2009 can be divided into two distinct periods. During the first quarter, fears over the fate of the economy were high, the government was devising ways to repair a sick financial system and the stock market plunged to new lows. Investors sought ways to preserve wealth through vehicles historically considered safe havens. Indeed, many took refuge in both U.S. Treasury securities and gold. The U.S. dollar rose against most foreign currencies, while gold rose against all major currencies. At the same time that gold was testing the $1,000 per ounce level in February, it was achieving all-time highs as measured by most other currencies, including Swiss francs, euros, Indian rupees, Canadian dollars and Brazilian reals. Investment demand was the sole driver of bullion, as evidenced by shortages of gold coins and bars and the addition of nearly 450 tonnes to the gold bullion exchange-traded funds (ETFs). Due to high gold prices globally, jewelry demand was down sharply. For example, India imported less than 51.8 tonnes for the first five months of the year, compared to 115 tonnes during the same period in 2008. High prices also brought record first quarter scrap supplies, estimated to equal mine supply of approximately 500 tonnes.

By the second quarter of 2009, the decline in many economic indicators slowed. Some banks were able to raise needed capital and the economic outlook had turned to cautious optimism. The U.S. dollar lost its safe haven appeal and began to fall against most foreign currencies. The inverse dollar/gold relationship reasserted itself. After an April correction to $865 per ounce, gold again tested $1,000 per ounce in early June as the U.S. Dollar Index (DXY)3 reached its low for the year. Gold prices then moved lower to end June 2009 at $926.60 per ounce. In our view, it is not surprising that gold failed to rise through the psychologically and technically important $1,000 level during these months. Toward the end of the quarter, the gold bullion ETFs added little to their holdings, bar and coin demand had slacked off and the Indian monsoon rains were below average year to date. This, combined with the seasonal lack of jewelry demand, made it difficult for gold to experience a sustained rally. In addition, the sharp rise in long-term U.S. Treasury security rates seen during May had abated by the end of the quarter, indicating that inflationary concerns had also cooled for the time being.

Interestingly, the price of gold bullion did not react to news that we considered potentially bullish for the precious metal. Chinese officials have periodically expressed their desire to hold more gold in their foreign reserve base. In April 2009, China announced that since 2003, it had increased its official gold reserves by 454 tonnes to 1,054 tonnes. The gold had been purchased gradually from domestic miners over several years. The fact that the Chinese failed to report these purchases earlier suggested that additional purchases might be kept secret as well. There appears to be ample room for such purchases, as reported Chinese gold reserves at the end of June accounted for less than 4% of its official foreign currency reserves, compared to 78% for the U.S. and 71% for Germany. Such gold purchases have also become part of a broader theme to diversify away from the U.S. dollar by China, Russia and others who fear a possible dollar collapse as a result of monetary and fiscal policies in the United States.

While the gold bullion market remained rather range-bound, gold shares began to recover from the ferocious sell-off that occurred from July to October 2008. GDM reached its peak for the semi-annual period on June 2 and finished with a 12.50% gain.

Fund Review

The Fund participated in gold shares’ recovery during the semi-annual period, as we had viewed the crisis-related selling of gold shares in 2008 as irrational and unwarranted. We maintained the Fund’s exposure to gold miners on the belief that the shares would ultimately reflect the underlying strength of the precious metal. Fund performance for the six months ended June 30, 2009 indicates this was indeed a prudent strategy.

Among the Fund’s largest holdings, the U.K.’s Randgold Resources (9.4% of Fund net assets†) and Canada’s IAMGOLD (6.9% of Fund net assets†) recorded gains of 46.53% and 65.63%, respectively. Randgold Resources’ shares rose upon its reports of a new discovery in Mali called Gounkoto, where thick, high-grade drill intercepts indicate a substantial gold deposit.

INTERNATIONAL INVESTORS GOLD FUND

IAMGOLD, after struggling through many years of disappointments, showed that it can profitably operate its mines. Its acquisition of Canada’s Orezone Resources late in 2008, in the midst of severe market stress, also proved to be timely. Orezone Resources owned the Essakan mine project in Burkina Faso. IAMGOLD is now looking to increase resources at Essakan and develop a world-class operation. Another significant contributor to the Fund’s performance was South Africa’s AngloGold Ashanti (2.9% of Fund net assets†), whose shares gained 32.42% during the six-month period. Like IAMGOLD, AngloGold Ashanti has proven to be a turnaround story, where new management is finding ways to improve operations and has taken bold steps to reduce its hedge book, formerly a significant off-balance sheet liability.

Several of the Fund’s small-cap positions, or “junior miners”, were also strong contributors to its performance during the semi-annual period. For example, shares of Australia’s Andean Resources (1.3% of Fund net assets†) gained 81.27% during the period, as it continued to expand its Cerro Negro high-grade vein deposit in Argentina. It appeared that Cerro Negro can be developed into a low-cost mine. Canada’s New Gold (2.4% of Fund net assets†) saw its shares gain 86.71% during the period, as it pursued its strategy of growing to mid-tier status through acquisition. Two of the Fund’s other small-cap holdings were acquired at a premium to market during the first half of the year. In total, small-cap, junior mining firms comprised approximately 26% of the Fund’s net assets at June 30, 2009.

While most of the Fund’s holdings enjoyed solid gains during the semi-annual period, some, of course, disappointed. Shares of Canada’s Agnico-Eagle Mines (6.4% of Fund net assets†) advanced only 2.62% due to start-up problems at its Kittila mine in Finland and unplanned capital requirements at its Meadowbank project in Nunavut, Canada. Despite these problems, the company appeared at the end of June to remain on track to significantly grow production over the next few years. Canada’s Kinross Gold (4.9% of Fund net assets†) experienced a share decline of -1.25% due to geopolitical concerns over its Kupol mine in Russia. In our view, such concerns were probably unwarranted, given that the rebound in oil prices has improved the outlook for Russia’s economy. Among the Fund’s small-cap holdings, Canada’s Great Basin Gold’s (0.9% of Fund net assets†) shares gained just 7.81% because of uncertainty surrounding the financing of its Burnstone project in South Africa. While the project remained attractive, banks were reluctant given the financial environment, and thus Great Basin Gold may need to find alternatives. Shares of the U.S.’ Royal Gold (1.3% of Fund net assets†) declined -14.98% due primarily to an ill-timed equity issue in April that was used to purchase a by-product gold royalty at a Chilean copper property.

* * *

We believe many of the factors driving gold bullion and gold shares higher during the first half of 2009 are likely to remain in place for some time. These factors include economic weakness, systemic financial risks and concerns about the soundness of the U.S. dollar. In addition, there was a growing contingent of investors at the end of June who believed an inflationary cycle can not be avoided. We believe that government deficits, changing consumer behavior and slow economic growth are indeed key elements of the macroeconomic environment that may conspire to eventually bring unwanted levels of inflation. Inflation has historically been one of the prominent drivers of gold prices.

With the recent financial crisis, the U.S. government could see a cycle of massive government growth given the Obama Administration’s plans for universal health care, green initiatives, large federal stakes in auto, mortgage and insurance companies, government dealings in the financial sector and baby-boom expansion of existing entitlement programs. Fiscal deficits could, we believe, reach much higher levels.

Many believe there has been a lasting change in consumer behavior as people are paying down debt, saving more and consuming less. While the U.S. savings rate has climbed to its highest level in 15 years, household debt as a percentage of disposable income was at 130% at the end of June 2009, barely budging from its all-time high of 133% during the first quarter of 2008. Further, while equity markets were encouraged by a recent pick-up in home sales, U.S. home prices were still in decline and loan delinquency rates continued to rise. Unemployment, widely regarded a lagging indicator, also continued to rise. There are, then, few reasons to believe the duration of economic weakness following the recent financial crisis will be less than those of the past. A December 2008 National Bureau of Economic Research study of past severe financial crises in developed countries found the duration of peak-to-trough in housing lasted five to six years, while the period of rising unemployment lasted nearly five years.

Inflationary monetary policies of ultra-low interest rates, quantitative easing (wherein the Federal Reserve (the “Fed”) actively purchases bonds in the open market) and financial bailouts are aimed at ending the financial crisis and promoting economic growth. A continuing weak economy might make reducing the government’s growing debt load difficult and may provide a strong incentive to continue to promote inflationary policies. The higher the inflation, the faster nominal income and expenditures rise and the more tax revenues the government is able to collect. Also, higher inflation causes government deficits to fall as a share of Gross Domestic Product, all else

INTERNATIONAL INVESTORS GOLD FUND

being equal. Many investors are worried that inflationary policies may be in place longer than needed as inflationary booms can help balance fiscal books, at least temporarily, and such policies are intended to further stimulate economic growth.

Writing in the Financial Times, former Federal Reserve chair Alan Greenspan said that according to his estimates, inflation could begin to rise in 2012. Admittedly, it is difficult to make a case for an inflationary cycle by looking solely at recent statistics. Year-on-year headline inflation dropped 1.4% in June 2009, the biggest drop since January 1950. Industrial capacity utilization was at an all-time low at the end of June. Despite this, gold prices held firm during the period and crude oil prices topped $70 per barrel. The surprise rise in long-term Treasury rates in May reflected, we believe, genuine concerns about the inflationary effects of quantitative easing. As markets tend to be forward-looking, it appears that we may have seen the first hints of the pricing of an inflationary cycle in the markets. If so, for many, gold acts as a hedge against inflation and remains a sound form of currency that cannot be created by government fiat.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program, not a complete program. The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small- or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, non-diversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Joseph M. Foster	Charl P. de M. Malan

July 20, 2009

†	All Fund assets referenced are Total Net Assets as of June 30, 2009.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The NYSE Arca Gold Miners (GDM) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
[2]	The S&P® 500 Index is consists of 500 widely held common stocks covering industrial, utility, financial and transportation sectors.
[3]	The U.S. Dollar Index (DXY) indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE RECORD AS OF 6/30/09 (unaudited)

Average Annual Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares-INIVX

Year to date	13.60%	20.53%

1 year	(25.68)%	(21.14)%

5 year	18.45%	19.86%

10 year	16.47%	17.16%

Life (since 2/10/56)	10.30%	10.42%

C shares-IIGCX

Year to date	19.17%	20.17%

1 year	(22.42)%	(21.68)%

5 year	19.11%	19.11%

Life (since 10/3/03)	16.40%	16.40%

I shares-INIIX

Year to date	n/a	31.03%

1 year	n/a	(1.11)%

Life (since 10/2/06)	n/a	18.77%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 1.44% / Net Expense Ratio 1.44%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.45% of average daily net assets.

*	C Shares: 1.00 redemption charge, first year
Gross Expense Ratio 2.17% / Net Expense Ratio 2.17%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.20% of average daily net assets.

*	I shares: no sales or redemption charges
Gross Expense Ratio 11.33% / Net Expense Ratio 1.00%

For the period May 1, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 1.00% of average daily net assets.

INTERNATIONAL INVESTORS GOLD FUND

Geographical Weightings*
(unaudited)

Sector Weightings**
(unaudited)

*	Percentage of net assets.
**	Percentage of investments.
Portfolio subject to change.

TOP TEN EQUITY HOLDINGS*
June 30, 2009* (unaudited)

Randgold Resources Ltd. (United Kingdom, 9.4%)
Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The group has interests in Cote d’Ivoire, Mali, Tanzania and Senegal.

Goldcorp, Inc. (Canada, 7.8%)
Goldcorp is a North American gold producer. Goldcorp owns the Red Lake Mine in Ontario, Canada, considered the richest grade gold mine in the world.

IAMGOLD Corp. (U.S., 6.9%)
IAMGOLD explores and develops mineral properties. IAMGOLD is also conducting exploration in other West African countries, Brazil, Argentina, and Ecuador.

Agnico-Eagle Mines Ltd. (Canada, 6.4%)

Agnico-Eagle Mines is a gold producer with operations primarily in Quebec, Canada. The company also conducts exploration and development activities in Ontario, Canada and Nevada in the United States. Agnico-Eagle’s gold production is primarily from underground mining operations.

Kinross Gold Corp. (Canada, 4.9%)

Kinross Gold is involved in the exploration, development and production of gold in countries around the world. The company currently has operations in the United States, South America, and the Russian Far East.

Red Back Mining, Inc. (Canada, 4.6%)

Red Back Mining explores and develops mineral deposits. The company’s interests include the Chirano Gold Project located in Ghana, West Africa and the Tasiast Gold Mine in Mauritania. In addition, Red Back holds an extensive exploration portfolio both in Ghana and Mauritania.

Lihir Gold Ltd. (Australia, 3.8%)

Lihir Gold explores for and develops gold at the open pit Lihir Project on Lihir Island in the New Ireland Province of Papua New Guinea. The company’s exploration projects include Minifie and Lienetz. In addition, the company explores for oxide and sulphide ores.

SPDR Gold Trust (U.S., 3.5%)
SPDR Gold Trust is an investment fund whose objective is for its shares to reflect the performance of the price of gold bullion, less the Trust’s expenses.

INTERNATIONAL INVESTORS GOLD FUND

Newcrest Mining Ltd. (Australia, 3.3%)

Newcrest Mining is a gold mining, exploration and production company. The company’s projects include Telfer, which is located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

Yamana Gold, Inc. (Canada, 3.2%)
Yamana Gold is an intermediate gold producer with production, development stage and exploration properties throughout Brazil. The company also holds gold exploration properties in Argentina.

* Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 to June 30, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* January 1, 2009- June 30, 2009

Class A	Actual	$1,000.00	$1,205.30	$7.87
	Hypothetical**	$1,000.00	$1,017.65	$7.20

Class C	Actual	$1,000.00	$1,201.70	$12.01
	Hypothetical**	$1,000.00	$1,013.88	$10.99

Class I	Actual	$1,000.00	$1,310.30	$5.73
	Hypothetical**	$1,000.00	$1,019.84	$5.01

*

Expenses are equal to the Fund’s annualized expense ratio for the six months ended June 30, 2009 of 1.44% on Class A Shares, 2.17% on Class C Shares, and 1.00% on Class I Shares, multiplied by the average account value over the period, multiplied by 181 and divided by 365 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses.

MULTI-MANAGER ALTERNATIVES FUND

Dear Shareholder:

We are pleased to present this first shareholder report for the Multi-Manager Alternatives Fund. Since the inception date of the Multi-Manager Alternatives Fund was June 5, 2009, this report will cover the period from that date through June 30, 2009. For that period, the Fund (Class A shares, excluding sales charge) declined 0.90%. In comparison, the S&P® 500 Index1 fell 2.08%, and the HFRX Global Hedge Fund Index2 gained 0.28% for the same period.

Market and Economic Review

Following an extremely strong rally from early March through May, equity markets stalled somewhat in June, generating rather flat returns. The pause in the rally was driven primarily by weak economic data around housing and unemployment that indicated the recovery may take longer and be less robust in terms of future growth than anticipated. Consumer confidence declined a bit after improving in the prior two months. Stocks drifted mostly lower through the first three weeks of the month and then turned higher in the final week.

The U.S. bond market started off the month with strong momentum carrying over from May. As June progressed, however, economic data became more mixed and investor excitement waned. The U.S. Treasury market started off the month weaker, pushing interest rates higher, as investors shifted toward assets with more yield. By the end of the month, yields retraced most of that move, as inflation fears subsided and the rally in riskier assets slowed. Still, corporate bonds, both investment grade and high yield, handily outperformed Treasury securities for the month. The Federal Reserve Board (the “Fed”) maintained its highly accommodative stance by keeping the federal funds target rate anchored between 0% and 0.25% with no indication that it would raise rates any time soon.

Fund Review

In building the Fund’s portfolio, we established positions in multiple hedge-style strategies, including long/short equity, global macro and long/short corporate credit. Allocations in these strategies ranged from 10% to 30% of the Fund’s net assets as of June 30, 2009. Additional fixed income exposure was generated through the use of closed-end funds.

In further constructing the Fund’s portfolio, we diversified away from high beta3 strategies with the view that the U.S. and global economies are not out of the woods yet. The recent run-up in global equity markets leaves plenty of room, in our view, for a correction and choppiness ahead. We have, therefore, built a portfolio that we believe can generate alpha4 in a sideways, volatile market. We seek to manage risk by limiting leverage, investing in liquid and transparent investments so we can monitor all positions on a daily basis, and keeping the Fund’s net exposure, standard deviation and beta in line with expectations.

As of the end of June, the Fund was 58% invested, with a 42% allocation to cash, and carried a gross market exposure of 64.13% and a net market exposure of 34.73%. The Fund had assets allocated to three sub-advisers and was invested in two mutual funds and seven closed-end funds.

Distressed Fixed Income Strategy

As mentioned, additional fixed income exposure was generated through the use of closed-end funds. As of June 30, 2009, the Fund was invested in seven closed-end funds that invest in a variety of fixed income sectors, including investment grade corporate bonds, emerging markets income securities, senior loans, global convertible securities and non-convertible income-producing securities. This position was intended to take advantage of weak prices after the 2008 financial crisis.

We hired Clutterbuck Capital Management, LLC (“Clutterbuck”) to manage a long/short corporate credit strategy. Clutterbuck focuses on the disparity within a company’s capital structure, i.e., capital structure arbitrage, where an undervalued security is bought and the same company’s overvalued security is sold. Its objective is to profit from the pricing inefficiency in the issuing firm’s capital structure with the expectation that the pricing disparity between the two securities will cancel out or converge.

Clutterbuck has produced attractive risk-adjusted performance since coming on board with the Fund. Corporate credit was among the best performing fixed income sectors during the period, as investor risk aversion ebbed. Clutterbuck continues to believe there is strong upside potential in the debt of select stressed and distressed companies. With the debt of General Electric and Berkshire Hathaway both joining the ranks of distressed companies during the period, the vast majority of worldwide companies now fit this category.

Long/Short Equity Strategy

The Fund invested in two long/short equity mutual funds. The TFS Market Neutral Fund (14.3% of Fund net assets†) also includes a bit of fixed income and some futures exposure. The Caldwell & Orkin Market Opportunity Fund (14.0% of Fund net assets†) also includes some fixed income exposure. We hired Tetra Capital Management LLC (“Tetra”) to manage a long/short, small/mid-cap equity strategy. Tetra maintained a modest short bias during the time it managed a portion of the Fund’s net assets, generating small

MULTI-MANAGER ALTERNATIVES FUND

gains. Both the long portfolio and the short portfolio generated profits, while its bought puts, or uncovered options (whereby the trader does not take an offsetting position and/or does not have ownership of the underlying asset), generated a modest loss. By the end of the reporting period, Tetra had tilted slightly more short, given its view that many stocks were discounting improving near-term fundamentals. As stock prices had risen from March through May, Tetra also maintained discipline around its long positions, selectively trimming exposure as valuation targets were met and risk/reward analysis became less compelling.

Global Macro Strategy

Lazard Asset Management’s (“Lazard”) global macro strategy seeks to take advantage of broad capital market opportunities on both a long and short position basis, with all decisions made in the context of a global macroeconomic viewpoint. The strategy is comprised of two components: long alpha4 generating ideas and short global market exposure. Primarily through a portfolio of ETFs, closed-end funds and stocks, Lazard employed five categories of investment within its strategy:

•	Diversifying Investments: These are investments that are uncorrelated to the overall equity market or possess attractive absolute return-oriented characteristics.

•	Thematic Investments: These are industrial or economic sectors that may grow in relative terms at faster rates than the overall economy.

•	Contrarian/Opportunistic Investments: These are investments that seek to take advantage of market anomalies and that are attractively valued and/or out of favor with current investor fashions.

•	Discounted Assets: These are investments in markets or sectors that are viewed favorably by Lazard and that can be purchased at a tangible discount to net asset value.

•	Risk-Reduction Investments: These are tactical, not strategic, investments that help to mitigate risk.

During the month of June, discounted assets were the best performing group, as they came back into favor as the investment markets retreated. Lazard seeks out the areas of the global capital markets where risk is attractively priced on a forward-looking, top-down view.

* * *

Going forward, our management team believes that emerging countries may outperform domestic equity markets, given our belief that the U.S. economy will likely be stuck in a sideways trend due to fiscal and economic policies and the potential for a weaker U.S. dollar. The potential for the return of inflation is also a concern. Given this view, we are carefully considering new allocations to managed futures, emerging markets and commodities, as we continue to analyze new hedged strategies that might fit into the Fund’s investment objective. As the Fund continues to grow, we may seek to further diversify Fund assets among sub-advisers as appropriate.

You can lose money by investing in the Fund. Any investment in the Fund should be part of an overall investment program rather than a complete program. Because the Fund implements a fund-of-funds strategy, an investor in the Fund will bear the operating expenses of the “Underlying Funds” in which the Fund invests. The total expenses borne by an investor in the Fund will be higher than if the investor invested directly in the Underlying Funds, and the returns may therefore be lower. The Fund, the Sub-Advisers and the Underlying Funds may use aggressive investment strategies, including absolute return strategies, which are riskier than those used by typical mutual funds. If the Fund and Sub-Advisers are unsuccessful in applying these investment strategies, the Fund and you may lose more money than if you had invested in another fund that did not invest aggressively. The Fund is subject to risks associated with the Sub-Advisers making trading decisions independently, investing in other investment companies, using a particular style or set of styles, basing investment decisions on historical relationships and correlations, trading frequently, using leverage, making short sales, being non-diversified and investing in securities with low correlation to the market. The Fund is also subject to risks associated with investments in foreign markets, emerging market securities, small cap companies, debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities and CMOs.

MULTI-MANAGER ALTERNATIVES FUND

We appreciate your investment in the Multi-Manager Alternatives Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

Jan F. van Eck	Hao-Hung (Peter) Liao	Michael F. Mazier
July 27, 2009

†           All Fund assets referenced are Total Net Assets as of June 30, 2009.

All indices listed are unmanaged indices and do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The S&P® 500 Index consists of 500 widely held common stocks, covering industrials, utility, financial and transportation sectors.

[2]

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies: convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

[3]

Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

[4]

Alpha is a measure of volatility where the reasons for the volatility have to do with the inherent characteristics of a particular security as distinguished from market conditions. A stock with an alpha factor of 1.25 is projected to rise by 25% in a year on the strength of its inherent values such as growth in earnings per share and regardless of the performance of the market as a whole.

[5]

The Barclays Capital U.S. Aggregate Bond Index covers the U.S. dollar-denominated, investment grade, fixed rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities sectors.

PERFORMANCE RECORD AS OF 6/30/09 (unaudited)

Total Return	After Maximum Sales Charge*	Before Sales Charge

A shares—VMAAX

Life (since 6/5/09)	(6.60)%	(0.90)%

I shares—VMAIX

Life (since 6/5/09)	n/a	(0.90)%

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. NAV returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting www.vaneck.com.

*	A Shares: maximum sales charge is 5.75%
Gross Expense Ratio 4.25% / Net Expense Ratio 2.62%

For the period June 5, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.40% of average daily net assets.

*	I shares: no sales or redemption charges
Gross Expense Ratio 3.76% / Net Expense Ratio 2.37%

For the period June 5, 2009 through April 30, 2010, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Operating Expenses exceeded 2.15% of average daily net assets.

MULTI-MANAGER ALTERNATIVES FUND

FUND ALLOCATION BY STRATEGY*
(unaudited)

Investment Strategy	June 30, 2009 Allocation (%)	Implementation

Arbitrage	—	Sub-Adviser

Event Driven
Distressed Debt	14.6	Closed-end funds, ETFs

Directional/Tactical
Global Macro	9.2	Sub-Adviser
Long/Short Equity	14.3	Sub-Adviser
Long/Short Equity	28.3	Open-end funds
Long/Short Fixed Income	9.5	Sub-Adviser

Other	12.7	—

Cash	11.4	—

Total	100.0	—

*	Percentage of net assets.
Portfolio is subject to change.

SECTOR WEIGHTING NET EXPOSURE*
(unaudited)

*	Net exposure was calculated by adding long and short positions.
Percentage of net assets. Portfolio is subject to change.

MULTI-MANAGER ALTERNATIVES FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, from Inception (June 5, 2009) to June 30, 2009.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (including contingent deferred sales charges). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value June 5, 2009	Ending Account Value June 30, 2009	Expenses Paid During Period* June 5, 2009- June 30, 2009

Class A	Actual	$ 1,000.00	$991.00	$ 1.79
	Hypothetical**	$ 1,000.00	$1,001.63	$ 1.79

Class I	Actual	$ 1,000.00	$991.00	$ 1.62
	Hypothetical**	$ 1,000.00	$1,001.80	$ 1.63

*

Expenses are equal to the Fund’s annualized expense ratio from Inception (June 5, 2009) to June 30, 2009 of 2.62% on Class A Shares and 2.37% on Class I Shares, multiplied by the average account value over the period, multiplied by the number of days from inception to June 30, 2009, and divided by 365 (to reflect the period from inception).

**	Assumes annual return of 5% before expenses.

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2009 (unaudited)

Number of Shares		Value

COMMON STOCKS: 92.7%
Brazil: 10.8%
129,000	Anhanguera Educacional Participacoes S.A.	$1,171,171
142,000	BR Malls Participacoes S.A. *	1,076,867
59,500	Cia Brasileira de Meios de Pagamento *	511,648
71,000	Dufry South America Ltd. (BDR)	882,291
28,000	Hypermarcas S.A. *	345,803
174,000	Localiza Rent A Car S.A.	1,074,458
45,000	Marfrig Frigorificos e Comercio de Alimentos S.A.	332,993
30,600	Petroleo Brasileiro S.A. (ADR)	1,253,988
80,000	Rodobens Negocios Imobiliarios S.A.	730,799
12,000	Totvs S.A.	409,390

		7,789,408

China/Hong Kong: 23.7%
1,000	Baidu.com (ADR) *	301,090
1,555,000	Beijing Development Hong Kong Ltd. * #	211,953
1,250,000	China Dongxiang (Group) Co., Ltd. #	836,463
5,065,000	China Lifestyle Food & Beverages Ltd. * #	471,080
14,140,000	China Power New Energy Development Co. Ltd. * #	1,015,757
580,000	Fu Ji Food & Catering Services Holdings Ltd. * #	480,571
820,000	Golden Eagle Retail Group Ltd. #	950,188
5,750,000	Inspur International Ltd. #	985,535
2,675,000	Ju Teng International Holdings Ltd. * #	1,438,381
425,000	Ports Design Ltd. * #	996,011
4,614,000	PYI Corp. Ltd. #	198,761
1,435,667	PYI Corp. Ltd. Warrants * (HKD 10.00, expiring 9/25/09)	5,557
2,799,500	Qin Jia Yuan Media Services Co. Ltd. #	536,033
12,700,000	Rexcapital Financial Holdings Ltd. * #	978,512
435,000	Shimao Property Holdings Ltd. #	838,681
1,425,000	Soho China Ltd. #	877,319
338,000	Stella International Holdings Ltd. #	544,016
1,645,000	Techtronic Industries Co. #	1,133,279
145,000	Tencent Holdings Ltd. #	1,682,378
4,260,400	Tian An China Investment Co. Ltd. #	2,136,472
233,400	Tian An Investment Co. Warrants * (HKD 10.00, expiring 1/2/10)	301
310,000	XinAo Gas Holdings Ltd. #	527,617

		17,145,955

Georgia: 0.4%
53,483	Bank of Georgia (GDR) Reg S * #	294,339

India: 8.8%
20,376	Advanta India Ltd. #	285,757
75,000	Bank of India Ltd. #	550,768
70,353	Champagne Indage Ltd. #	113,259
12,000	Educomp Solutions Ltd. #	946,111
407,900	Hirco PLC (GBP) * #	643,997

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

India: (continued)
186,176	ICSA (India) Ltd. #	$652,964
100,000	IVRCL Infrastuctures & Projects Ltd. #	710,638
47,383	Reliance Capital Ltd. #	886,786
225,000	Rolta India Ltd. #	589,415
80,000	Shriram Transport Finance Co. Ltd. #	503,790
25,960	TRF Ltd. #	447,465

		6,330,950

Indonesia: 1.8%
172,000	Astra International Tbk PT #	399,353
9,750,000	Mitra Adiperkasa Tbk PT #	352,977
1,890,000	Perusahaan Gas Negara PT #	579,366

		1,331,696

Israel: 1.7%
96,000	Israel Chemicals Ltd. #	942,032
68,000	Queenco Leisure International Ltd. (GDR) R	252,795

		1,194,827

Kazakhstan: 4.1%
45,000	Chagala Group Ltd. (GDR) * R	60,750
45,000	Eurasian Natural Resources Corp. (GBP) #	486,958
153,000	Halyk Savings Bank of Kazakhstan (GDR) Reg S #	635,892
165,000	Kazakhstan Kagazy PLC (GDR) *	37,950
197,400	Kazakhstan Kagazy PLC (GDR) * R	45,402
90,000	KazMunaiGas Exploration Production (GDR) Reg S #	1,685,931

		2,952,883

Malaysia: 3.1%
728,700	CB Industrial Product Holding BHD #	661,618
6,505,250	KNM Group BHD #	1,545,280

		2,206,898

Mexico: 2.6%
6,000	America Movil S.A. de C.V. (ADR) *	232,320
590,000	Corporacion GEO S.A. de C.V. (Series B) *	1,139,833
14,000	Grupo Televisa S.A. (ADR)	238,000
205,000	Megacable Holdings, S.A.B. de C.V. *	287,225

		1,897,378

Panama: 0.7%
13,000	Copa Holdings S.A. (Class A)	530,660

Peru: 0.8%
10,000	Credicorp Ltd. (ADR)	582,000

Philippines: 0.9%
30,900,000	Megaworld Corp. #	625,528
5,720,000	Megaworld Corp. Warrants * # (PHP 1.00, expiring 4/28/14)	47,899

		673,427

See Notes to Financial Statements

Number of Shares		Value

Poland: 1.0%
22,000	AmRest Holdings N.V. * #	$381,180
310,000	International Personal Finance Plc (GBP) #	374,653

		755,833

Russia: 5.8%
22,000	Lukoil (ADR)	983,400
36,000	Magnit OAO *	1,357,118
52,000	Novorossiysk Sea Trade Port Reg S (GDR) #	502,897
13,000	OAO Gazprom (ADR) #	263,982
495,000	Sberbank RF	604,755
180,000	Sistema Hals Reg S (GDR) *	99,000
22,000	Uralkali (GDR)	355,474

		4,166,626

Singapore: 1.0%
400,000	Ezra Holdings Ltd. * #	318,123
125,000	Wilmar International Ltd. #	431,144

		749,267

South Africa: 4.9%
47,412	Bidvest Group Ltd. * #	594,944
54,000	Naspers Ltd. #	1,422,161
100,000	Spar Group Ltd. #	735,096
68,224	Standard Bank Group Ltd. #	784,867

		3,537,068

South Korea: 9.4%
4,950	Cheil Worldwide Inc. #	907,368
10,000	Chungdahm Learning Inc. #	170,755
11,000	CJ O Home Shopping Co. Ltd. #	543,710
9,500	Hyundai Mobis #	827,699
19,489	Hyunjin Materials Co. Ltd. #	455,647
4,400	Lotte Shopping Co. #	901,362
20,251	Nanotronix * #	215,124
9,000	Samsung Techwin Co. Ltd. #	506,697
22,100	T.K. Corp. * #	544,561
8,397	Taewoong Co. Ltd. #	589,166
63,500	Woongjin Thinkbig Co. Ltd. #	1,135,144

		6,797,233

Taiwan: 8.1%
800,000	China Ecotek Corp. #	977,282
640,750	Fortune Electric Co. Ltd. #	631,666
523,000	Lumax International Corp. Ltd. #	820,063
72,000	MediaTek Inc. #	854,816
354,219	MPI Corp. #	399,633
220,000	Shin Zu Shing Co. Ltd. #	1,039,636
680,000	Wistron Corp. #	1,122,662

		5,845,758

See Notes to Financial Statements

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Turkey: 3.1%
16,000	Bim Birlesik Magazalar A.S. #	$558,227
219,019	Sinpas Gayrimenkul Yatirim Ortakligi A.S. #	545,415
73,059	Tekfen Holding A.S. #	165,153
355,000	Turkiye Garanti Bankasi A.S. * #	944,424

		2,213,219

Total Common Stocks (Cost: $75,544,101)		66,995,425

PREFERRED STOCK: 2.3% (Cost: $365,557)
Brazil: 2.3%
107,988	Cia Vale do Rio Doce	1,658,810

MONEY MARKET FUND: 2.0% (Cost: $1,480,261)
United States: 2.0%
1,480,261	AIM Treasury Portfolio - Institutional Class	1,480,261

Total Investments: 97.0% (Cost: $77,389,919)		70,134,496
Other assets less liabilities: 3.0%		2,195,782

NET ASSETS: 100.0%		$72,330,278

ADR — American Depositary Receipt
BDR — Brazilian Depositary Receipt
BHD — Malaysian Public Limited Company
GBP — British Pound
GDR — Global Depositary Receipt
HKD — Hong Kong Dollar
PHP — Philippine Peso

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $51,739,410, which represents 71.5% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $298,197, or 0.4% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Chagula Group Ltd (GDR) (a)	7/17/2007	45,000	$474,050	$60,750	0.1%
Kazakhstan Kagazy PLC (GDR)	7/20/2005	197,400	1,025,451	45,402	0.1%
Queenco Leisure International Ltd. 144A	7/6/2007	68,000	1,297,605	252,795	0.3%

			$2,797,106	$358,947	0.5%

(a)	Illiquid security

Summary of Investments by Industry	% of Investments	Value

Basic Materials	5.0%	$3,526,626
Communications	9.9	6,956,843
Consumer, Cyclical	19.1	13,401,024
Consumer, Non-cyclical	8.1	5,689,743
Diversified	1.4	972,050
Energy	7.4	5,203,058
Financial	20.4	14,296,200
Industrial	15.1	10,581,639
Technology	9.9	6,920,069
Utilities	1.6	1,106,983

Total Common and Preferred Stocks	97.9%	68,654,235
Money Market Fund	2.1	1,480,261

	100.0%	$70,134,496

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2009 (unaudited)

Number of Shares		Value

COMMON STOCKS: 90.4%
Brazil: 3.0%
610,000	Petroleo Brasileiro S.A. (ADR)	$32,005,380

Canada: 17.1%
281,000	Addax Petroleum Corp.	11,917,405
438,000	Agnico-Eagle Mines Ltd. (USD)	22,986,240
707,700	Brazilian Resources, Inc. * #	0
517,000	Canadian Natural Resources Ltd.	27,137,330
72,800	CIC Energy Corp. * R	115,789
310,300	First Quantum Minerals Ltd.	15,006,126
727,811	Goldcorp, Inc. (USD)	25,291,432
1,149,900	IAMGOLD Corp.	11,636,988
146,172	Kinross Gold Corp.	2,664,185
436,700	Kinross Gold Corp. (USD)	7,926,105
1,927,000	Osisko Mining Corp. *	10,851,438
2,019,000	Pacific Rubiales Energy Corp. *	16,646,357
184,100	Petrolifera Petroleum Ltd. *	451,090
571,050	Petrolifera Petroleum Ltd. * R	1,399,211
158,300	Potash Corp. of Saskatchewan	14,729,815
1,357,000	Red Back Mining, Inc. *	11,829,927
222,000	Silver Wheaton Corp. (USD) *	1,829,280
217,900	Timberwest Forest Corp.	635,069
163,714	Yamana Gold Inc. R	1,455,361

		184,509,148

France: 2.0%
391,000	Total S.A. (ADR)	21,203,930

Kazakhstan: 1.2%
703,000	KazMunaiGas Exploration (GDR) Reg S #	13,374,613

Kuwait: 0.9%
14,368,991	Kuwait Energy Co. K.S.C.C. # R	9,675,903

United Kingdom: 8.8%
1,095,000	BHP Billiton PLC #	24,679,817
615,000	Randgold Resources Ltd. (ADR)	39,464,550
58,000	Rio Tinto PLC (ADR)	9,504,460
1,945,000	Xstrata PLC #	21,138,782

		94,787,609

United States: 57.4%
497,640	AK Steel Holding Corp.	9,549,712
193,000	Alpha Natural Resources, Inc. *	5,070,110
921,200	Anadarko Petroleum Corp.	41,813,268
372,300	Cameron International Corp. *	10,536,090
369,000	Ellora Oil & Gas, Inc. * # R	2,024,703
693,600	Equitable Resources, Inc.	24,213,576
569,000	Freeport-McMoRan Copper & Gold, Inc.	28,512,590
140,000	General Cable Corp. *	5,261,200
690,000	Hess Corp.	37,087,500

See Notes to Financial Statements

Number of Shares		Value

United States: (continued)
356,200	Kaiser Aluminum Corp.	$12,791,142
1,219,500	Mariner Energy Inc. *	14,329,125
554,000	MEMC Electronic Materials Inc. *	9,866,740
138,000	Monsanto Co.	10,258,920
70,598	MYR Group Inc. *	1,427,492
649,275	Newfield Exploration Co. *	21,211,814
488,000	Noble Corp.	14,762,000
741,000	Noble Energy, Inc.	43,696,770
243,100	Nucor Corp.	10,800,933
520,400	Occidental Petroleum Corp.	34,247,524
489,000	Petrohawk Energy Corp. *	10,904,700
1,401,600	Quanta Services, Inc. *	32,419,008
1,799,000	Quicksilver Resources, Inc. *	16,712,710
682,800	Schlumberger Ltd.	36,946,308
744,000	Smith International, Inc.	19,158,000
660,000	Southwestern Energy Co. *	25,641,000
1,447,500	Steel Dynamics, Inc.	21,321,675
476,516	Transocean, Inc. *	35,400,374
1,796,600	Weatherford International Ltd. *	35,141,495
288,000	Weyerhaeuser Co.	8,763,840
1,061,500	XTO Energy, Inc.	40,485,610

		620,355,929

Total Common Stocks (Cost: $895,072,448)		975,912,512

EXCHANGE TRADED FUNDS: 4.5%
United States: 4.5%
735,000	iShares Silver Trust *	9,834,300
416,000	PowerShares DB Agriculture Fund *	10,587,200
308,000	SPDR Gold Trust *	28,083,440

Total Exchange Traded Funds (Cost: $44,501,812)		48,504,940

MONEY MARKET FUND: 3.2% (Cost: $34,926,992)
United States: 3.2%
34,926,992	AIM Treasury Portfolio - Institutional Class	34,926,992

Total Investments: 98.1% (Cost: $974,501,252)		1,059,344,444
Other assets less liabilities: 1.9%		20,955,493

NET ASSETS: 100.0%		$1,080,299,937

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
USD — United States Dollar

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS
June 30, 2009 (unaudited)

*	Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $70,893,818, which represents 6.6% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $14,670,967, or 1.3% of net assets.

Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

CIC Energy Corp.	2/8/07	72,800	$922,687	$115,789	0.0%
Ellora Oil & Gas, Inc. (a)	6/30/06	369,000	4,428,000	2,024,703	0.2
Kuwait Energy Co. KSCC (a)	8/6/08	14,368,991	10,862,672	9,675,903	0.9
Petrolifera Petroleum Ltd.	3/7/05	571,050	507,487	1,399,211	0.1
Yamana Gold Inc.	5/29/08	163,714	327,428	1,455,361	0.1

			$17,048,274	$14,670,967	1.3%

(a)     Illiquid security

Summary of Investments by Industry	% of Investments	Value

Energy	57.0%	$603,309,685
Industrial Metals	13.7	145,775,295
Precious Metals	12.8	135,935,506
Basic Industry	4.6	48,576,315
Chemicals	2.2	23,050,062
Capital Goods	0.9	9,866,740
Paper and Forest	0.9	9,398,909

Total Common Stocks	92.1%	975,912,512
Exchange Traded Funds	4.6	48,504,940
Money Market Fund	3.3	34,926,992

	100.0%	$1,059,344,444

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
June 30, 2009 (unaudited)

Number of Shares		Value

COMMON STOCKS: 89.4%
Australia: 9.7%
6,309,000	Andean Resources Ltd. * #	$8,805,638
10,598,384	Lihir Gold Ltd. * #	24,811,809
905,725	Newcrest Mining Ltd. #	22,137,028
3,021,260	Perseus Mining Ltd. * #	1,773,722
1,600,266	Sino Gold Ltd. * #	6,639,241

		64,167,438

Canada: 58.9%
340,441	Agnico-Eagle Mines Ltd.	17,933,018
461,333	Agnico-Eagle Mines Ltd. (USD)	24,210,756
1,510,000	Amarillo Gold Corp. *	908,739
640,000	Aquiline Resources, Inc. *	1,001,419
390,000	Aquiline Resources, Inc. * R	610,239
667,800	AuEx Ventures, Inc. *	1,435,326
3,050,000	Aurizon Mines Ltd. *	10,986,975
100,000	Aurizon Mines Ltd. (USD) *	355,000
1,000,000	AXMIN, Inc. * R	90,272
392,638	Barrick Gold Corp.	13,173,005
948,000	Bear Creek Mining Corp. * R	1,776,761
1,190,000	Canplats Resources Corp. *	1,780,166
1,100,000	Eastern Platinum Ltd. *	491,768
39,600	Eastmain Resources, Inc. *	38,789
1,839,000	Eastmain Resources, Inc. * R	1,801,329
919,500	Eastmain Resources, Inc. Warrants (CAD 2.00, expiring 7/3/10) * # R	115,417
1,800,000	Eldorado Gold Corp. *	16,218,029
40,000	Eldorado Gold Corp. * (USD)	358,000
1,633,900	European Goldfields Ltd. *	4,747,953
585,000	Franco-Nevada Corp. R	14,062,331
1,260,000	Full Metal Minerals Ltd. * R	249,151
260,000	Full Metal Minerals Ltd. Warrants (CAD 3.00, expiring 10/24/09) * # R	0
947,600	Gammon Gold, Inc. *	6,273,069
527,500	Gammon Gold, Inc. (USD) *	3,518,425
3,180,600	Gold Wheaton Corp. * R	738,307
1,590,300	Gold Wheaton Corp. Warrants (CAD 1.00, expiring 7/08/13) * R	68,362
437,500	Goldcorp, Inc.	15,207,089
1,038,897	Goldcorp, Inc. (USD)	36,101,671
17,500	Goldcorp, Inc. Warrants (CAD 45.75, expiring 6/9/11) *	148,197
2,845,000	Great Basin Gold Ltd. *	3,889,052
300,000	Great Basin Gold Ltd. * R	410,093
850,000	Great Basin Gold Ltd. (USD) *	1,164,500

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Canada: (continued)
1,000,000	Great Basin Gold Ltd. Warrants (CAD 1.60, expiring 10/15/10) *	$438,465
1,055,000	Guyana Goldfields, Inc. *	3,365,043
882,800	IAMGOLD Corp.	8,940,708
3,625,200	IAMGOLD Corp. (USD)	36,687,024
1,870,000	Jinshan Gold Mines, Inc. *	1,527,318
935,000	Jinshan Gold Mines, Inc. * R	763,659
301,000	Keegan Resources Inc. *	846,211
372,437	Kinross Gold Corp.	6,788,174
222,350	Kinross Gold Corp. R	4,052,633
1,139,738	Kinross Gold Corp. (USD)	20,686,245
156,618	Kinross Gold Corp. Warrants (CAD 32.00, expiring 9/3/13) *	665,172
1,640,000	Lake Shore Gold Corp. *	3,849,203
601,500	Minco Silver Corp. *	1,023,918
1,559,000	New Gold, Inc. *	4,128,204
1,026,170	New Gold, Inc. * R	2,717,279
3,308,800	New Gold, Inc. (USD) *	8,834,496
1,130,850	New Gold, Inc. Warrants (CAD 15.00, expiring 4/3/12) * R	38,889
770,000	Northgate Minerals Corp. *	1,635,129
666,666	Northgate Minerals Corp. * R	1,415,694
1,066,875	Orezone Gold Corp. *	522,821
1,373,200	Osisko Mining Corp. *	7,732,846
1,452,600	Pacific Rim Mining Corp. *	392,202
345,139	PAN American Silver Corp. *	6,400,420
106,000	PAN American Silver Corp. (USD) *	1,942,980
855,000	Pediment Exploration Ltd. * R	588,058
265,000	Platinum Group Metals Ltd. *	273,396
530,000	Platinum Group Metals Ltd. * R	546,791
514,500	Premier Gold Mines Ltd. *	1,145,643
560,000	Rainy River Resources Ltd. *	1,102,523
3,144,555	Red Back Mining, Inc. *	27,413,307
350,000	Red Back Mining, Inc. * R	3,051,197
4,414,000	San Gold Corp. *	8,652,298
1,712,375	Silver Wheaton Corp. (USD) *	14,136,528
18,611	Silver Wheaton Corp. Warrants (CAD 4.00, expiring 9/05/13) *	52,855
1,860,000	Silvercorp Metals, Inc.	6,492,370
897,933	Yamana Gold Inc.	7,982,313
291,048	Yamana Gold Inc. R	2,587,316
1,221,597	Yamana Gold Inc. (USD)	10,798,917

		390,081,453

Mexico: 0.7%
544,000	Fresnillo PLC (GBP) #	4,671,102

See Notes to Financial Statements

Number of Shares			Value

South Africa: 6.4%
	522,000	AngloGold Ashanti Ltd. (ADR)	$19,120,860
	168,000	First Uranium Corp. (CAD) * R	589,296
	985,000	Gold Fields Ltd. (ADR)	11,869,250
	635,000	Harmony Gold Mining Co Ltd. (ADR) *	6,553,200
	650,000	Mvelaphanda Resources Ltd. * #	2,576,931
	306,000	Northern Platinum Ltd. #	1,193,164
	202,500	Platmin Ltd. (CAD) * R	153,205

			42,055,906

United Kingdom: 9.5%
	850,000	Cluff Gold Ltd. * #	820,373
	938,000	Randgold Resources Ltd. (ADR)	62,116,560

			62,936,933

United States: 4.2%
	8,300,000	Capital Gold Corp. *	4,897,000
	24,000	Golden Star Resources Ltd (CAD) * R	49,521
	345,000	Newmont Mining Corp.	14,100,150
	209,100	Royal Gold, Inc.	8,719,470

			27,766,141

Total Common Stocks (Cost: $315,933,940)			591,678,973

EXCHANGE TRADED FUND (United States): 3.5% (Cost: $20,625,076)
	256,000	SPDR Gold Trust *	23,342,080

Principal Amount

CORPORATE NOTE: 0.9% (Cost: $2,959,754)
Canada: 0.9%
CAD	3,280,000	Eurasia Holdings AG Convertible Note, 7.00%, 9/14/09 # R	6,157,486

Number of Shares

MONEY MARKET FUND: 5.7% (Cost: $37,694,755)
United States: 5.7%
	37,694,755	AIM Treasury Portfolio - Institutional Class	37,694,755

Total Investments: 99.5% (Cost: $377,213,525)			658,873,294
Other assets less liabilities: 0.5%			3,512,766

NET ASSETS: 100.0%			$662,386,060

ADR — American Depositary Receipt
CAD — Canadian Dollar
GBP — British Pound
USD — United States Dollar

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

SCHEDULE OF INVESTMENTS

(continued)

* Non-income producing
#

Indicates a fair valued security which has not been valued using an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value for fair valued securities is $79,701,911, which represents 12.0% of net assets.

R

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the market value amounted to $42,633,288, or 6.4% of net assets.

Restricted securities held by the Fund are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Aquiline Resources, Inc.	9/27/05	390,000	$529,932	$610,239	0.1%
AXMIN, Inc.	11/16/01	1,000,000	157,230	90,272	0.0
Bear Creek Mining Corp.	8/15/05	948,000	2,865,287	1,776,761	0.3
Eastmain Resources, Inc.	6/13/08	1,839,000	2,503,501	1,801,329	0.3
Eastmain Resources, Inc. Warrants	6/13/08	919,500	—	115,417	0.0
Eurasia Holdings A.G. Convertible Note	8/29/06	**	2,959,754	6,157,486	0.9
First Uranium Corp	12/13/06	168,000	1,016,518	589,296	0.1
Franco-Nevada Corp.	11/30/07	585,000	8,916,073	14,062,331	2.1
Full Metal Minerals Ltd.	10/24/06	740,000	1,511,524	146,327	0.0
Full Metal Minerals Ltd.	10/24/07	520,000	1,335,412	102,824	0.0
Full Metal Minerals Ltd. Warrants (a)	10/12/07	260,000	—	—	0.0
Gold Wheaton Corp.	6/19/08	3,180,600	1,566,644	738,307	0.1
Gold Wheaton Corp. Warrants	6/19/08	1,590,300	—	68,362	0.0
Golden Star Resources Ltd.	7/18/02	24,000	29,780	49,521	0.0
Great Basin Gold Ltd.	5/28/02	300,000	293,351	410,093	0.1
Jinshan Gold Mines, Inc.	2/25/08	935,000	1,339,541	763,659	0.1
Kinross Gold Corp.	10/22/07	222,350	983,691	4,052,633	0.6
New Gold, Inc.	3/9/07	1,026,170	7,029,165	2,717,279	0.4
New Gold, Inc. Warrants	9/9/07	1,130,850	—	38,889	0.0
Northgate Minerals Corp.	10/16/02	666,666	781,921	1,415,694	0.2
Pediment Exploration Group	11/21/07	855,000	2,648,020	588,058	0.1
Platinum Group Metals Ltd.	6/30/06	530,000	857,169	546,791	0.1
Platmin Ltd.	7/28/06	202,500	715,676	153,205	0.0
Red Back Mining	11/21/08	350,000	958,416	3,051,197	0.5
Yamana Gold Inc.	5/29/08	291,048	1,082,992	2,587,316	0.4

			$40,081,597	$42,633,288	6.4%

**	Principal amount CAD 3,280,000.
(a)	Illiquid Security

See Notes to Financial Statements

Summary of Investments by Industry	% of Investments	Value

Gold Mining	76.2%	$501,985,945
Silver Mining	5.3	34,720,173
Precious Metals	4.7	31,224,750
Copper	2.4	15,718,868
Platinum	0.8	5,235,255
Diversified Minerals	0.4	2,793,982

Total Common Stocks	89.8%	591,678,973
Exchange Traded Fund	3.6	23,342,080
Money Market Fund	5.7	37,694,755
Corporate Note	0.9	6,157,486

	100.0%	$658,873,294

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
June 30, 2009 (unaudited)

Number of Shares		Value

COMMON STOCKS: 3.5%
Basic Materials: 0.0%
300	Chemspec International Ltd. (ADR) *	$2,520

Communications: 0.3%
800	Arris Group Inc. *	9,728
300	MasTec Inc. *	3,516

		13,244

Consumer, Cyclical: 0.1%
200	GameStop Corp. (Class A) *	4,402

Consumer, Non-cyclical: 0.7%
200	Chemed Corp.	7,896
800	Conmed Corp. *	12,416
600	Merit Medical Systems Inc. *	9,780
700	Navigant Consulting Inc. *	9,044

		39,136

Energy: 0.6%
600	Comstock Resources Inc. *	19,830
700	Frontier Oil Corp.	9,177

		29,007

Financial: 0.6%
500	Astoria Financial Corp.	4,290
300	First Niagara Financial Group Inc.	3,426
600	Hanover Insurance Group Inc.	22,866

		30,582

Industrial: 0.7%
200	Bemis Co. Inc.	5,040
300	Clean Harbors Inc. *	16,197
300	Pall Corp.	7,968
1,000	PowerSecure International Inc. *	4,260
200	SunPower Corp. *	4,790

		38,255

Technology: 0.5%
500	Actel Corp. *	5,365
300	Agilysys Inc.	1,404
80	Medidata Solutions Inc. *	1,310
2,500	Seachange International Inc. *	20,075

		28,154

Total Common Stocks (Cost: $190,897)(a)		185,300

See Notes to Financial Statements

Number of Shares		Value

CLOSED-END FUNDS: 11.8%
7,407	Advent Claymore Global Convertible Securities & Income Fund	$48,516
2,160	Eaton Vance Limited Duration Income Fund	27,670
11,111	ING Prime Rate Trust	46,111
4,395	MFS Intermediate Income Trust	29,007
5,140	MFS Multimarket Income Trust	29,452
10,076	Nicholas-Applegate Gobal Equity & Convertible Income Fund	115,370
20,386	Nuveen Senior Income Fund	95,406
10,311	Templeton Emerging Markets Income Fund	118,473
34,063	Van Kampen Senior Income Trust	109,002
Total Closed-End Funds (Cost: $630,041)(a)		619,007

Principal Amount

CONVERTIBLE BOND: 0.1% (Cost: $5,253)(a)
8,000	USEC Inc. 3.00%, 10/1/14	5,200

Number of Shares

EXCHANGE TRADED FUNDS: 11.7%
100	iShares Barclays 20+ Year Treasury Bond Fund	9,457
165	iShares COMEX Gold Trust *	15,055
80	iShares DJ STOXX 600 Automobiles & Parts (EUR)	2,426
175	iShares iBoxx $ High Yield Corporate Bond Fund	13,949
2,499	iShares iBoxx Investment Grade Corporate Bond Fund	250,599
575	iShares MSCI All Country Asia ex Japan Index Fund	25,174
245	iShares MSCI Brazil Index Fund	12,978
400	iShares S&P Consumer Discretionary Sector Index Fund	14,112
520	iShares S&P Global Consumer Staples Sector Index Fund	24,404
530	iShares S&P Global Healthcare Sector Index Fund	22,869
815	iShares S&P Global Materials Sector Index Fund	37,922
195	iShares S&P National Municipal Bond Fund	19,433
245	Market Vectors - Agribusiness ETF (b)	8,440
730	Market Vectors - Global Alternative Energy ETF (b)	17,776
235	Market Vectors - Steel ETF (b)	9,901
12	Nomura NEXT FUNDS TOPIX-17 Automobiles & Transportation Equipment ETF (JPY)	1,481
535	PowerShares Dynamic Oil & Gas Services Portfolio	7,292
780	PowerShares Global Nuclear Energy Portfolio	13,350
1,125	PowerShares Water Resources Portfolio	16,560
80	Rydex Inverse 2X S&P Select Sector Technology ETF	7,113
835	Rydex S&P Equal Weight ETF	25,726
165	SPDR Gold Trust *	15,045
690	Vanguard Information Technology ETF	29,380
300	Vanguard Pacific ETF	13,872

Total Exchange Traded Funds (Cost: $625,767)(a)		614,314

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

EXCHANGE TRADED PARTNERSHIPS: 1.0%
1,080	K-SEA Transportation Partners L.P.	$21,179
2,045	United States Natural Gas Fund L.P. *	28,364

Total Exchange Traded Partnerships (Cost: $53,381)(a)		49,543

OPEN-END FUNDS: 28.3%
34,277	Caldwell & Orkin Market Opportunity Fund	732,861
52,410	TFS Market Neutral Fund	748,428

Total Open End Funds (Cost: $1,500,000)(a)		1,481,289

PREFERRED STOCKS: 1.3%
1,250	Citigroup Inc. Series AA 8.125%	23,350
1,200	Ford Motor Co. Capital Trust II 6.5%	20,364
1,000	KeyCorp Capital IX 6.75%	22,250

Total Preferred Stocks (Cost: $65,963)(a)		65,964

MONEY MARKET FUND: 39.5% (Cost: $2,065,661)
2,065,661	AIM Treasury Portfolio - Institutional Class	2,065,661

Total Investments: 97.2% (Cost: $5,136,963)		5,086,278
Other assets less liabilities: 2.8%		149,183

NET ASSETS: 100.0%		$5,235,461

SECURITIES SOLD SHORT: (5.2)%
COMMON STOCKS: (4.2)%
Basic Materials: (0.3)%
(200)	Airgas Inc.	$(8,106)
(100)	Sherwin-Williams Co.	(5,375)

		(13,481)

Communications: (0.1)%
(200)	Black Box Corp.	(6,694)

Consumer, Cyclical: (1.9)%
(200)	Brinker International Inc.	(3,406)
(200)	Darden Restaurants Inc.	(6,596)
(100)	DineEquity Inc.	(3,119)
(4,000)	Ford Motor Co. *	(24,280)
(100)	Gymboree Corp. *	(3,548)
(200)	Hanesbrands Inc. *	(3,002)
(300)	hhgregg, Inc. *	(4,548)
(200)	Marriott International Inc. (Class A)	(4,430)
(200)	Nordstrom Inc.	(3,978)
(200)	PF Chang’s China Bistro Inc. *	(6,412)
(100)	Ross Stores Inc.	(3,860)
(200)	Toro Co.	(5,980)
(200)	Urban Outfitters Inc.	(4,174)

See Notes to Financial Statements

Number of Shares		Value

Consumer, Cyclical: (continued)
(100)	VF Corp.	$(5,535)
(100)	Watsco Inc.	(4,893)
(100)	WW Grainger Inc.	(8,188)
(100)	Yum! Brands Inc.	(3,334)

		(99,283)

Consumer, Non-cyclical: (0.2)%
(200)	Fortune Brands Inc.	(6,948)
(200)	Robert Half International Inc.	(4,724)

		(11,672)

Financial: (0.2)%
(30)	Alexander’s Inc.	(8,088)
(100)	Simon Property Group Inc.	(5,143)

		(13,231)

Industrial: (1.3)%
(300)	AAON Inc.	(5,976)
(100)	Ameron International Corp.	(6,704)
(100)	AMETEK Inc.	(3,458)
(200)	Astec Industries Inc. *	(5,938)
(300)	Baldor Electric Co.	(7,137)
(200)	Lennox International Inc.	(6,422)
(100)	Middleby Corp. *	(4,392)
(100)	Regal-Beloit Corp.	(3,972)
(200)	Rofin-Sinar Technologies Inc. *	(4,002)
(400)	Sun Hydraulics Corp.	(6,468)
(300)	Watts Water Technologies Inc.	(6,462)
(200)	Woodward Governor Co.	(3,960)
(300)	Worthington Industries Inc.	(3,837)

		(68,728)

Technology: (0.2)%
(200)	Micros Systems Inc. *	(5,064)
(200)	MTS Systems Corp.	(4,130)

		(9,194)

Total Common Stocks Sold Short (Proceeds: $225,673)		(222,283)

EXCHANGE TRADED FUNDS: (1.0)%
(560)	iShares MSCI EAFE Index Fund	(25,654)
(100)	Regional Bank HOLDRs Trust	(6,636)
(210)	SPDR Trust, Series 1	(19,309)

Total Exchange Traded Funds Sold Short (Proceeds: $53,447)		(51,599)

Total Securities Sold Short (Proceeds: $279,120)		$(273,882)

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

SCHEDULE OF INVESTMENTS
(continued)

ADR — American Depositary Receipt
EUR — Euro
JPY — Japanese Yen

*	Non-income producing
(a)	Securities segregated for securities sold short with a market value of $1,539,328.
(b)	Affiliated issuer - as defined under the Investment Company Act of 1940 (Van Eck Associates Corp. is the distributor and investment manager of the Market Vectors ETF Trust).

See Notes to Financial Statements

EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
Investments, at value (Cost $77,389,919)	$70,134,496
Foreign currency (Cost $468,961)	468,496
Receivables:
Due from Adviser (Note 17)	251,332
Shares of beneficial interest sold	2,328,430
Dividends and interest	143,001
Prepaid expenses	63,011

Total assets	73,388,766

Liabilities:
Payables:
Investments purchased	529,759
Shares of beneficial interest redeemed	116,261
Due to Distributor	75,302
Deferred Trustee fees	5,838
Unrealized depreciation on forward foreign currency contracts	1,493
Accrued expenses	329,835

Total liabilities	1,058,488

NET ASSETS	$72,330,278

Class A Shares:
Net Assets	$56,477,986

Shares of beneficial interest outstanding	7,202,605

Net asset value and redemption price per share	$7.84

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$8.32

Class C Shares:
Net Assets	$12,387,722

Shares of beneficial interest outstanding	1,642,800

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$7.54

Class I Shares:
Net Assets	$3,464,570

Shares of beneficial interest outstanding	434,886

Net asset value, offering and redemption price per share	$7.97

Net Assets consist of:
Aggregate paid in capital	$134,901,857
Unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in foreign currencies	(7,441,919)
Undistributed net investment income	8,079
Accumulated net realized loss	(55,137,739)

$72,330,278

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
Investments, at value (Cost $974,501,252)	$1,059,344,444
Receivables:
Investments sold	15,224,892
Shares of beneficial interest sold	37,969,123
Dividends and interest	1,360,529
Prepaid expenses	1,120,738

Total assets	1,115,019,726

Liabilities:
Payables:
Investments purchased	31,271,119
Shares of beneficial interest redeemed	1,316,209
Due to Adviser	874,690
Due to Distributor	1,133,983
Deferred Trustee fees	27,318
Unrealized depreciation on forward foreign currency contracts	20,222
Accrued expenses	76,248

Total liabilities	34,719,789

NET ASSETS	$1,080,299,937

Class A Shares:
Net Assets	$702,801,335

Shares of beneficial interest outstanding	21,250,684

Net asset value and redemption price per share	$33.07

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$35.09

Class C Shares:
Net Assets	$216,997,300

Shares of beneficial interest outstanding	7,094,397

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$30.59

Class I Shares:
Net Assets	$160,501,302

Shares of beneficial interest outstanding	4,786,223

Net asset value, offering and redemption price per share	$33.53

Net Assets consist of:
Aggregate paid in capital	1,147,331,869
Unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in foreign currencies	84,863,972
Accumulated net investment loss	(2,232,385)
Accumulated net realized loss	(149,663,519)

$1,080,299,937

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
Investments, at value (Cost $377,213,525)	$658,873,294
Cash	69,441
Receivables:
Investments sold	3,085,679
Shares of beneficial interest sold	1,509,888
Dividends and interest	124,835
Prepaid expenses	449,537

Total assets	664,112,674

Liabilities:
Payables:
Investments purchased	36,283
Shares of beneficial interest redeemed	554,596
Due to Adviser	549,200
Due to Distributor	402,988
Deferred Trustee fees	19,241
Accrued expenses	164,306

Total liabilities	1,726,614

NET ASSETS	$662,386,060

Class A Shares:
Net Assets	$581,991,687

Shares of beneficial interest outstanding	40,306,785

Net asset value and redemption price per share	$14.44

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$15.32

Class C Shares:
Net Assets	$79,444,611

Shares of beneficial interest outstanding	5,775,322

Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$13.76

Class I Shares:
Net Assets	$949,762

Shares of beneficial interest outstanding	51,585

Net asset value, offering and redemption price per share	$18.41

Net Assets consist of:
Aggregate paid in capital	$422,069,185
Unrealized appreciation (depreciation) of investments, foreign currency, forward foreign currency contracts, and other assets and liabilities denominated in foreign currencies	281,656,936
Accumulated net investment loss	(39,893,560)
Accumulated net realized loss	(1,446,501)

$662,386,060

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2009 (unaudited)

Assets:
Investments, at value
Unaffiliated issuers (Cost $5,096,827)	$5,050,161
Affiliated issuers (Cost $40,136)	36,117
Cash	529
Deposits with Custodian for securities sold short	282,405
Receivables:
Due from Adviser	871
Shares of beneficial interest sold	170,315
Dividends and interest	3,363

Total assets	5,543,761

Liabilities:
Payables:
Securities sold short (Proceeds $279,120)	273,882
Investments purchased	24,984
Dividends on securities sold short	763
Due to Distributor	345
Accrued expenses	8,326

Total liabilities	308,300

NET ASSETS	$5,235,461

Class A Shares:
Net Assets	$2,758,412

Shares of beneficial interest outstanding	313,558

Net asset value and redemption price per share	$8.80

Maximum offering price per share (Net asset value per share ÷ 94.25%)	$9.34

Class I Shares:
Net Assets	$2,477,049

Shares of beneficial interest outstanding	281,537

Net asset value, offering and redemption price per share	$8.80

Net Assets consist of:
Aggregate paid in capital	$5,281,361
Unrealized appreciation (depreciation) of investments, foreign currency, and other assets and liabilities denominated in foreign currencies	(45,430)
Undistributed net investment income	549
Accumulated net realized loss	(1,019)

$5,235,461

See Notes to Financial Statements

EMERGING MARKETS FUND

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)

Income:
Dividends		$593,748
Interest		1,044
Foreign taxes withheld		(37,713)

Total income		557,079

Expenses:
Management fees	179,983
Distribution fees – Class A	46,151
Distribution fees – Class C	43,117
Transfer agent fees – Class A	76,617
Transfer agent fees – Class C	27,508
Transfer agent fees – Class I	6,246
Administration fees	59,994
Custodian fees	34,148
Professional fees	25,578
Registration fees – Class A	12,537
Registration fees – Class C	8,136
Registration fees – Class I	4
Reports to shareholders	12,149
Insurance	8,326
Trustees’ fees and expenses	3,829
Other	3,402

Total expenses	547,725
Expenses assumed by the Adviser	(38,087)

Net expenses		509,638

Net investment income		47,441

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold		(21,559,496)
Net realized loss from forward foreign currency contracts and foreign currency transactions		(31,341)
Net increase from payment due from Adviser (See Note 17)		311,484
Net change in unrealized appreciation (depreciation) of investments		44,842,420
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated assets and liabilities		1,621

Net realized and unrealized gain on investments		23,564,688

Net Increase in Net Assets Resulting from Operations		$23,612,129

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)

Income:
Dividends		$4,401,545
Interest		62,555
Foreign taxes withheld		(168,992)

Total income		4,295,108

Expenses:
Management fees	3,691,120
Distribution fees – Class A	644,417
Distribution fees – Class C	810,478
Transfer agent fees – Class A	335,938
Transfer agent fees – Class C	154,919
Transfer agent fees – Class I	6,609
Custodian fees	64,241
Professional fees	124,975
Registration fees – Class A	15,006
Registration fees – Class C	10,344
Reports to shareholders	108,007
Insurance	76,020
Trustees’ fees and expenses	54,030
Other	17,762

Total expenses	6,113,866
Expenses assumed by the Adviser	(100,014)

Net expenses		6,013,852

Net investment loss		(1,718,744)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold		(52,163,144)
Net realized loss from forward foreign currency contracts and foreign currency transactions		(385,705)
Net realized gain on options		1,767,510
Net change in unrealized appreciation (depreciation) of investments		200,693,327
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated assets and liabilities		20,854

Net realized and unrealized gain on investments		149,932,842

Net Increase in Net Assets Resulting from Operations		$148,214,098

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2009 (unaudited)

Income:
Dividends		$989,081
Interest		116,025
Foreign taxes withheld		(115,461)

Total income		989,645

Expenses:
Management fees	2,084,426
Distribution fees – Class A	625,812
Distribution fees – Class C	325,597
Transfer agent fees – Class A	292,631
Transfer agent fees – Class C	36,404
Transfer agent fees – Class I	6,078
Administration fees	707,352
Custodian fees	23,556
Professional fees	88,950
Registration fees – Class A	8,235
Registration fees – Class C	6,367
Reports to shareholders	38,681
Insurance	67,875
Trustees’ fees and expenses	19,282
Other	9,991

Total expenses	4,341,237
Expenses assumed by the Adviser	(6,100)

Net expenses		4,335,137

Net investment loss		(3,345,492)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold		18,062,418
Net realized loss from forward foreign currency contracts and foreign currency transactions		(193,311)
Net change in unrealized appreciation (depreciation) of investments		91,481,271
Net change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and foreign denominated assets and liabilities		227

Net realized and unrealized gain on investments		109,350,605

Net Increase in Net Assets Resulting from Operations		$106,005,113

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF OPERATIONS
For the Period June 5, 2009* through June 30, 2009 (unaudited)

Income:
Dividends		$8,929
Interest		183

Total income		9,112

Expenses:
Management fees	4,258
Dividends on securities sold short	763
Distribution fees – Class A	396
Transfer agent fees – Class A	116
Transfer agent fees – Class I	114
Custodian fees	3,128
Professional fees	1,495
Registration fees – Class A	920
Registration fees – Class I	460
Reports to shareholders	1,541
Trustees’ fees and expenses	207
Other	345

Total expenses	13,743
Expenses assumed by the Adviser	(5,180)

Net expenses		8,563

Net investment income		549

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold		(1,019)
Net unrealized depreciation of investments		(50,685)
Net unrealized appreciation of securities sold short		5,238
Net unrealized appreciation of foreign currency and foreign denominated assets and liabilities		17

Net realized and unrealized loss on investments		(46,449)

Net Decrease in Net Assets Resulting from Operations		$(45,900)

*	Commencement of operations

See Notes to Financial Statements

EMERGING MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	Year Ended December 31, 2008

	(unaudited)
Operations:
Net investment income (loss)	$47,441	$(90,265)
Net realized loss from investments, forward foreign currency contracts and foreign currency transactions	(21,590,837)	(33,085,045)
Net increase from payment due from Adviser	311,484	—
Net change in unrealized appreciation (depreciation) of investments, forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	44,844,041	(77,941,447)

Net increase (decrease) in net assets resulting from operations	23,612,129	(111,116,757)

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	(30,952)
Class C Shares	—	(7,728)
Class I Shares	—	(1,986)

	—	(40,666)

Distributions from net realized capital gains
Class A Shares	—	(2,406,223)
Class C Shares	—	(601,133)
Class I Shares	—	(154,480)

	—	(3,161,836)

Total dividends and distributions	—	(3,202,502)

Share transactions:
Proceeds from sales of shares
Class A Shares	12,746,602	39,307,711
Class C Shares	3,424,626	6,769,579
Class I Shares	400,000	5,000,050

	16,571,228	51,077,340

Reinvestment of dividends and distributions
Class A Shares	—	2,041,033
Class C Shares	—	156,465
Class I Shares	—	424,460

	—	2,621,958

Cost of shares redeemed
Class A Shares	(6,230,564)	(76,327,023)
Class C Shares	(2,905,371)	(11,385,183)
Class I Shares	—	(400,000)

	(9,135,935)	(88,112,206)

Increase (decrease) in net assets resulting from capital share transactions	7,435,293	(34,412,908)

Total increase (decrease) in net assets	31,047,422	(148,732,167)

Net Assets:
Beginning of period	41,282,856	190,015,023
End of period*	$72,330,278	$41,282,856

* Including undistributed (accumulated) net investment income (loss)	$8,079	$(8,021)

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	Year Ended December 31, 2008

	(unaudited)
Operations:
Net investment loss	$(1,718,744)	$(3,532,956)
Net realized loss from investments, forward foreign currency contracts and foreign currency transactions and options	(50,781,339)	(96,511,183)
Net change in unrealized appreciation (depreciation) of investments, forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities and options	200,714,181	(401,066,472)

Net increase (decrease) in net assets resulting from operations	148,214,098	(501,110,611)

Share transactions:
Proceeds from sales of shares
Class A Shares	279,334,554	431,883,222
Class C Shares	62,811,307	84,327,713
Class I Shares	126,327,326	20,210,729

	468,473,187	536,421,664

Cost of shares redeemed
Class A Shares	(93,072,533)	(364,261,934)
Class C Shares	(16,726,574)	(95,608,829)
Class I Shares	(2,087,542)	(12,443,221)

	(111,886,649)	(472,313,984)

Increase in net assets resulting from capital share transactions	356,586,538	64,107,680

Total increase (decrease) in net assets	504,800,636	(437,002,931)

Net Assets:
Beginning of period	575,499,301	1,012,502,232

End of period*	$1,080,299,937	$575,499,301

* Including accumulated net investment loss	$(2,232,385)	$(127,936)

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009	Year Ended December 31, 2008

	(unaudited)
Operations:
Net investment loss	$(3,345,492)	$(5,148,755)
Net realized gain (loss) from investments, forward foreign currency contracts and foreign currency transactions	17,869,107	(22,948,765)
Net change in unrealized appreciation (depreciation) of investments, forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	91,481,498	(197,370,743)

Net increase (decrease) in net assets resulting from operations	106,005,113	(225,468,263)

Dividends and distributions to shareholders:
Dividends from net investment income
Class A Shares	—	(3,188,396)
Class C Shares	—	(413,431)
Class I Shares	—	(77)

	—	(3,601,904)

Distributions from net realized capital gains
Class A Shares	—	(17,433,711)
Class C Shares	—	(2,253,391)
Class I Shares	—	(420)

	—	(19,687,522)

Total dividends and distributions	—	(23,289,426)

Share transactions:
Proceeds from sales of shares
Class A Shares	112,025,478	171,861,341
Class C Shares	21,204,329	41,386,196
Class I Shares	1,000,000	20,422,394

	134,229,807	233,669,931

Reinvestment of dividends and distributions
Class A Shares	—	17,321,587
Class C Shares	—	1,890,841
Class I Shares	—	496

	—	19,212,924

Cost of shares redeemed
Class A Shares	(60,700,237)	(165,792,559)
Class C Shares	(8,144,987)	(24,332,556)
Class I Shares	—	(11,041,012)

	(68,845,224)	(201,166,127)

Increase in net assets resulting from capital share transactions	65,384,583	51,716,728

Total increase (decrease) in net assets	171,389,696	(197,040,961)

Net Assets:
Beginning of period	490,996,364	688,037,325

End of period*	662,386,060	490,996,364

* Including accumulated net investment loss	$(39,893,560)	$(19,508,919)

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Period June 5, 2009* through June 30, 2009

(unaudited)
Operations:
Net investment income	$549
Net realized loss from investments, securities sold short and foreign currency transactions	(1,019)
Net change in unrealized depreciation of investments, securities sold short, foreign currency transactions and foreign denominated assets and liabilities	(45,430)

Net decrease in net assets resulting from operations	(45,900)

Share transactions:
Proceeds from sales of shares
Class A Shares	2,781,311
Class I Shares	2,500,050

Increase in net assets resulting from capital share transactions	5,281,361

Total increase in net assets	5,235,461

Net Assets:
Beginning of period	—

End of period†	$5,235,461

† Including undistributed net investment income	$549

* Commencement of operations

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

STATEMENT OF CASH FLOWS
For the Period June 5, 2009* through June 30, 2009 (unaudited)

Cash flows from operating activities
Net decrease in net assets resulting from operations	$(45,900)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of long term securities	(3,100,013)
Proceeds from sale of long term securities	27,709
Purchase of short term investments	(2,065,661)
Proceeds of short sales of long term securities	279,120
Decrease in receivable from broker	24,984
(Increase) in deposits with Custodian for securities sold short	(282,405)
(Increase) in due from Adviser	(871)
(Increase) in dividends and interest receivable	(3,363)
Increase in dividends on securities sold short	763
Increase in due to Distributor	345
Increase in accrued expenses	8,326
Net realized loss from investments and securities sold short	1,019
Change in unrealized depreciation of investments, securities sold short and foreign currency transactions	45,430

Net cash used in operating activities	(5,110,517)

Cash flows from financing activities
Proceeds from sales of shares	5,111,046
Cost of shares reacquired	—

Net cash provided by financing activities	5,111,046

Net increase in cash	529
Cash, beginning of year	—

Cash, end of year	$529

Supplemental disclosure of cash flow information:
Short sale dividends paid during the period	$763

*	Commencement of operations

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Six Months Ended June 30, 2009		Year Ended December 31,

			2008	2007	2006	2005	2004

	(unaudited)
Net Asset Value, Beginning of Period	$4.86		$16.49	$13.27	$10.98	$9.78	$8.49

Income from Investment Operations:
Net Investment Income (Loss)	0.01		— (f)	(0.02)	0.01	0.05	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.97		(11.23)	4.75	4.27	2.85	1.67

Total from Investment Operations	2.98		(11.23)	4.73	4.28	2.90	1.68

Less Distributions from:
Net Investment Income	—		(0.01)	—	—	(0.05)	—
Net Realized Gains	—		(0.39)	(1.51)	(1.99)	(1.65)	(0.39)

Total Distributions	—		(0.40)	(1.51)	(1.99)	(1.70)	(0.39)

Net Asset Value, End of Period	$7.84		$4.86	$16.49	$13.27	$10.98	$9.78

Total Return (a)	61.32	%(b)(e)	(68.12)%	35.66%	38.98%	29.77%	19.79%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$56,478		$31,768	$156,203	$51,086	$36,381	$30,461
Ratio of Gross Expenses to Average Net Assets	2.09	%(d)	1.80%	1.70%	1.96%	2.26%	2.63%
Ratio of Net Expenses to Average Net Assets (c)	2.09	%(d)	1.80%	1.70%	1.95%	2.11%	2.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.21	%(d)	0.03%	(0.22)%	0.06%	0.46%	0.15%
Portfolio Turnover Rate	36	%(e)	48%	66%	73%	101%	121%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	For the six months ended June 30, 2009, 0.62% of the Class A total return consists of a reimbursement by the Adviser for an investment loss. (See Note 17)
(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.10% and 2.19% for Class A Shares for the years ending December 31, 2005 and 2004, respectively.
(d)	Annualized
(e)	Not annualized
(f)	Amount represents less than $0.005 per share.

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class C

	Six Months Ended June 30, 2009		Year Ended December 31,

			2008	2007	2006	2005	2004

	(unaudited)
Net Asset Value, Beginning of Period	$4.68		$16.06	$13.05	$10.90	$9.69	$8.50

Income from Investment Operations:
Net Investment Income (Loss)	—	(f)	(0.09)	(0.07)	(0.07)	0.05	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.86		(10.89)	4.59	4.21	2.83	1.62

Total from Investment Operations	2.86		(10.98)	4.52	4.14	2.88	1.58

Less Distributions from:
Net Investment Income	—		(0.01)	—	—	(0.02)	—
Net Realized Gains	—		(0.39)	(1.51)	(1.99)	(1.65)	(0.39)

Total Distributions	—		(0.40)	(1.51)	(1.99)	(1.67)	(0.39)

Net Asset Value, End of Period	$7.54		$4.68	$16.06	$13.05	$10.90	$9.69

Total Return (a)	61.11	%(b)(e)	(68.40)%	34.65%	37.98%	29.77%	18.59%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$12,388		$7,807	$33,802	$12,220	$6,266	$2,567
Ratio of Gross Expenses to Average Net Assets	3.19	%(d)	2.49%	2.38%	2.74%	3.62%	3.80%
Ratio of Net Expenses to Average Net Assets (c)	2.49	%(d)	2.49%	2.38%	2.72%	2.16%	2.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.17	)%(d)	(0.61)%	(0.86)%	(0.70)%	0.19%	(0.38)%
Portfolio Turnover Rate	36	%(e)	48%	66%	73%	101%	121%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	For the six months ended June 30, 2009, 0.81% of the Class C total return consists of a reimbursement by the Adviser for an investment loss. (See Note 17)
(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.15% for Class C Shares for the year ending December 31, 2005.
(d)	Annualized
(e)	Not annualized
(f)	Amount represents less than $.005 per share net investment loss.

See Notes to Financial Statements

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class I

	Six Months Ended June 30, 2009		Year Ended December 31, 2008	For the Period December 31, 2007* through December 31, 2007

	(unaudited)
Net Asset Value, Beginning of Period	$4.92		$16.49	$16.49

Income from Investment Operations:
Net Investment Income (Loss)	0.04		0.06	—
Net Realized and Unrealized Gain (Loss) on Investments	3.01		(11.23)	—

Total from Investment Operations	3.05		(11.17)	—

Less Distributions from:
Net Investment Income	—		(0.01)	—
Net Realized Gains	—		(0.39)	—

Total Distributions	—		(0.40)	—

Net Asset Value, End of Period	$7.97		$4.92	$16.49

Total Return (a)	61.99	%(b)(e)	(67.82)%	—

Ratios/Supplementary Data
Net Assets, End of Period (000)	$3,465		$1,708	$10
Ratio of Gross Expenses to Average Net Assets	1.86	%(d)	1.96%	—
Ratio of Net Expenses to Average Net Assets (c)	1.19	%(d)	1.16%	—
Ratio of Net Investment Income (Loss) to Average Net Assets	1.32	%(d)	1.29%	—
Portfolio Turnover Rate	36	%(e)	48%	—

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	For the six months ended June 30, 2009, 0.64% of the Class I total return consists of a reimbursement by the Adviser for a realized investment loss. (See Note 17)
(c)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.15% for Class I Shares for the year ending December 31, 2008.
(d)	Annualized
(e)	Not annualized
*	Inception date of Class I Shares.

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Six Months Ended June 30, 2009		Year Ended December 31,

			2008	2007	2006	2005	2004

	(unaudited)
Net Asset Value, Beginning of Period	$26.84		$48.52	$38.07	$33.24	$22.35	$18.19

Income from Investment Operations:
Net Investment Income (Loss)	(0.04)		(0.07)	(0.13)	(0.02)	(0.11)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	6.27		(21.61)	16.36	7.62	11.00	4.18

Total from Investment Operations	6.23		(21.68)	16.23	7.60	10.89	4.16

Less Distributions from:
Net Realized Gains	—		—	(5.78)	(2.77)	—	—

Total Distributions	—		—	(5.78)	(2.77)	—	—

Net Asset Value, End of Period	$33.07		$26.84	$48.52	$38.07	$33.24	$22.35

Total Return (a)	23.21	%(d)	(44.68)%	42.62%	22.86%	48.72%	22.87%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$702,801		$410,617	$697,604	$378,879	$233,685	$84,872
Ratio of Gross Expenses to Average Net Assets	1.50	%(c)	1.46%	1.43%	1.61%	1.88%	2.08%
Ratio of Net Expenses to Average Net Assets (b)	1.48	%(c)	1.46%	1.43%	1.50%	1.56%	1.85%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.32	)%(c)	(0.17)%	(0.36)%	(0.05)%	(0.42)%	(0.12)%
Portfolio Turnover Rate	49	%(d)	73%	89%	71%	51%	54%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 1.45% for Class A Shares for the year ending December 31, 2008.
(c)	Annualized
(d)	Not Annualized

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class C

	Six Months Ended June 30, 2009		Year Ended December 31,

			2008	2007	2006	2005	2004

	(unaudited)
Net Asset Value, Beginning of Period	$24.92		$45.41	$36.16	$31.90	$21.57	$17.66

Income from Investment Operations:
Net Investment Loss	(0.13)		(0.46)	(0.37)	(0.22)	(0.12)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	5.80		(20.03)	15.40	7.25	10.45	4.01

Total from Investment Operations	5.67		(20.49)	15.03	7.03	10.33	3.91

Less Distributions from:
Net Realized Gains	—		—	(5.78)	(2.77)	—	—

Total Distributions	—		—	(5.78)	(2.77)	—	—

Net Asset Value, End of Period	$30.59		$24.92	$45.41	$36.16	$31.90	$21.57

Total Return (a)	22.75	%(d)	(45.12)%	41.55%	22.04%	47.94%	22.14%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$216,997		$139,234	$283,246	$146,671	$76,621	$26,812
Ratio of Gross Expenses to Average Net Assets	2.32	%(c)	2.20%	2.19%	2.24%	2.08%	2.50%
Ratio of Net Expenses to Average Net Assets (b)	2.32	%(c)	2.20%	2.19%	2.23%	2.07%	2.44%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.16	)%(c)	(0.92)%	(1.11)%	(0.78)%	(0.89)%	(0.71)%
Portfolio Turnover Rate	49	%(d)	73%	89%	71%	51%	54%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Excluding interest expense, the ratio of net expenses to average net assets would be 2.19% for Class C shares for the year ending December 31, 2008.
(c)	Annualized
(d)	Not Annualized

See Notes to Financial Statements

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class I

	Six Months Ended June 30, 2009				For the Period May 2, 2006* through December 31, 2006
			Year Ended
			December 31,

			2008	2007

	(unaudited)
Net Asset Value, Beginning of Period	$27.14		$48.91	$38.19	$40.74

Income from Investment Operations:
Net Investment Income	0.01		0.15	0.02	0.06
Net Realized and Unrealized Gain (Loss) on Investments	6.38		(21.92)	16.48	0.16

Total from Investment Operations	6.39		(21.77)	16.50	0.22

Less Distributions from:
Net Realized Gains	—		—	(5.78)	(2.77)

Total Distributions	—		—	(5.78)	(2.77)

Net Asset Value, End of Period	$33.53		$27.14	$48.91	$38.19

Total Return (a)	23.54	%(c)	(44.51)%	43.19%	0.54	%(c)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$160,501		$25,648	$31,652	$3,262
Ratio of Gross Expenses to Average Net Assets	1.13	%(b)	1.17%	1.17%	1.25	%(b)
Ratio of Net Expenses to Average Net Assets	1.00	%(b)	1.00%	1.02%	0.95	%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15	%(b)	0.31%	0.04%	0.58	%(b)
Portfolio Turnover Rate	49	%(c)	73%	89%	71	%(c)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized
(c)	Not Annualized
*	Inception date of Class I Shares.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class A

	Six Months Ended June 30, 2009		Year Ended December 31,

			2008	2007	2006	2005	2004

	(unaudited)
Net Asset Value, Beginning of Period	$11.98		$17.82	$16.00	$12.36	$9.77	$11.64

Income from Investment Operations:
Net Investment Income (Loss)	(0.07	)(d)	(0.13)	0.16	(0.08)	(0.15)	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.53	(d)	(5.12)	4.23	5.67	3.63	(0.97)

Total from Investment Operations	2.46		(5.25)	4.39	5.59	3.48	(0.90)

Less Distributions from:
Net Investment Income	—		(0.09)	(1.54)	(0.42)	(0.02)	(0.26)
Net Realized Gains	—		(0.50)	(1.03)	(1.53)	(0.87)	(0.71)

Total Distributions	—		(0.59)	(2.57)	(1.95)	(0.89)	(0.97)

Net Asset Value, End of Period	$14.44		$11.98	$17.82	$16.00	$12.36	$9.77

Total Return (a)	20.53	%(c)	(29.03)%	27.41%	45.23%	35.62%	(7.73)%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$581,992		$436,565	$616,260	$457,587	$294,999	$255,281
Ratio of Gross Expenses to Average Net Assets	1.44	%(b)	1.45%	1.46%	1.57%	1.71%	1.82%
Ratio of Net Expenses to Average Net Assets	1.44	%(b)	1.45%	1.46%	1.56%	1.71%	1.82%
Ratio of Net Investment Loss to Average Net Assets	(1.09	)%(b)	(0.76)%	(0.87)%	(1.09)%	(1.26)%	(1.34)%
Portfolio Turnover Rate	7	%(c)	30%	35%	18%	29%	31%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized.
(c)	Not Annualized
(d)	Per share amounts based upon weighted average shares outstanding.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class C

	Six Months Ended June 30, 2009		Year Ended December 31,

			2008	2007	2006	2005	2004

	(unaudited)
Net Asset Value, Beginning of Period	$11.45		$17.21	$15.61	$12.17	$9.67	$11.61

Income from Investment Operations:
Net Investment Income (Loss)	(0.12	)(d)	(0.30)	0.26	(0.05)	(0.14)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.43	(d)	(4.87)	3.89	5.44	3.53	(1.02)

Total from Investment Operations	2.31		(5.17)	4.15	5.39	3.39	(0.97)

Less Distributions from:
Net Investment Income	—		(0.09)	(1.52)	(0.42)	(0.02)	(0.26)
Net Realized Gains	—		(0.50)	(1.03)	(1.53)	(0.87)	(0.71)

Total Distributions	—		(0.59)	(2.55)	(1.95)	(0.89)	(0.97)

Net Asset Value, End of Period	$13.76		$11.45	$17.21	$15.61	$12.17	$9.67

Total Return (a)	20.17	%(c)	(29.54)%	26.56%	44.29%	35.06%	(8.36)%

Ratios/Supplementary Data
Net Assets, End of Period (000)	$79,445		$54,419	$63,207	$33,902	$10,381	$7,505
Ratio of Gross Expenses to Average Net Assets	2.17	%(b)	2.20%	2.12%	2.22%	2.53%	2.58%
Ratio of Net Expenses to Average Net Assets	2.17	%(b)	2.20%	2.12%	2.22%	2.16%	2.51%
Ratio of Net Investment Loss to Average Net Assets	(1.82	)%(b)	(1.49)%	(1.55)%	(1.74)%	(1.71)%	(2.03)%
Portfolio Turnover Rate	7	%(c)	30%	35%	18%	29%	31%

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized.
(c)	Not Annualized
(d)	Per share amounts based upon weighted average shares outstanding.

See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Class I

	Six Months Ended June 30, 2009				For the Period October 2, 2006* through December 31, 2006
			Year Ended December 31,

			2008	2007

	(unaudited)
Net Asset Value, Beginning of Period	$14.05		$17.95	$16.09	$15.47

Income from Investment Operations:
Net Investment Income (Loss)	(0.05	)(d)	(0.04)	0.81	0.10
Net Realized and Unrealized Gain (Loss) on Investments	4.41	(d)	(3.27)	3.69	2.47

Total from Investment Operations	4.36		(3.31)	4.50	2.57

Less Distributions from:
Net Investment Income	—		(0.09)	(1.61)	(0.42)
Net Realized Gains	—		(0.50)	(1.03)	(1.53)

Total Distributions	—		(0.59)	(2.64)	(1.95)

Net Asset Value, End of Period	$18.41		$14.05	$17.95	$16.09

Total Return (a)	31.03	%(c)	(18.02)%	27.94%	16.61	%(c)

Ratios/Supplementary Data
Net Assets, End of Period (000)	$950		$12	$8,570	$12
Ratio of Gross Expenses to Average Net Assets	11.33	%(b)	1.17%	1.23%	5.90	%(b)
Ratio of Net Expenses to Average Net Assets	1.00	%(b)	1.00%	1.03%	1.25	%(b)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.59	)%(b)	(0.25)%	(0.46)%	1.35	%(b)
Portfolio Turnover Rate	7	%(c)	30%	35%	18	%(c)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any distributions at net asset value on the distribution payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Annualized.
(c)	Not Annualized
(d)	Per share amounts based upon weighted average shares outstanding.
*	Inception date of Class I Shares.

See Notes to Financial Statements

MULTI-MANAGER ALTERNATIVES FUND

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period:

	Class A		Class I

	For the Period June 5, 2009* through June 30, 2009		For the Period June 5, 2009* through June 30, 2009

	(unaudited)		(unaudited)
Net Asset Value, Beginning of Period	$8.88		$8.88

Income from Investment Operations:
Net Investment Income	—	(e)	—	(e)
Net Realized and Unrealized Loss on Investments	(0.08)		(0.08)

Total from Investment Operations	(0.08)		(0.08)

Less Dividends from:
Net Investment Income	—		—
Total Dividends	—		—

Net Asset Value, End of Period	$8.80		$8.80

Total Return (a)	(0.90	)%(d)	(0.90	)%(d)

Ratios/Supplementary Data
Net Assets, End of Period (000’s)	$2,758		$2,477
Ratio of Gross Expenses to Average Net Assets	4.25	%(c)	3.76	%(c)
Ratio of Net Expenses to Average Net Assets (b)	2.62	%(c)	2.37	%(c)
Ratio of Net Investment Income to Average Net Assets	0.04	%(c)	0.28	%(c)
Portfolio Turnover Rate	9	%(d)	9	%(d)

(a)

Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of any dividends at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or the redemption of Fund shares.

(b)

Excluding dividends on securities sold short, the ratio of net expenses to average net assets would be 2.40% for Class A Shares and 2.15% for Class I Shares for the period June 5, 2009 through June 30, 2009.

(c)	Annualized.
(d)	Not annualized
(e)	Amount represents less than $.005 per share.
*	Commencement of operations.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
June 30, 2009 (unaudited)

Note 1—Fund Organization—Van Eck Funds (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of four portfolios: Emerging Markets Fund, Global Hard Assets Fund, International Investors Gold Fund and Multi-Manager Alternatives Fund (collectively the “Funds” and each a “Fund”). The Funds are classified as non-diversified funds. The Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Multi-Manager Alternatives Fund seeks to achieve consistent absolute (positive) returns in various market cycles and commenced investment operations on June 5, 2009. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

A.

Security Valuation—Securities and options traded on national or foreign exchanges are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities for which market values are not readily available, or whose values have been affected by events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the close of the securities’ primary market, are valued using methods approved by the Board of Trustees. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The price which the Funds may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments. Open-end mutual fund investments (including money market funds) are valued at their closing net asset values each business day. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Futures are valued using the closing price reported at the close of the respective exchange. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not readily available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value of these securities.

In accordance with Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 Fair Value Measurements (FAS 157), the Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. FAS 157 establishes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three level of fair value hierarchy under FAS 157 are:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

In April 2009, FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly, (“Position 157-4”) was issued and is effective for fiscal years and interim periods ending after June 15, 2009. Position 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when the volume and level of activity for the asset or liability have significantly decreased and also includes guidance on identifying circumstances that indicate a transaction is not orderly. Position 157-4 also requires additional disclosures on fair valuation inputs and techniques and requires expanded fair value hierarchy disclosures by each major security type. The Funds have adopted Position 157-4 effective June 30, 2009.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the valuation of each Fund’s investments by the above fair value hierarchy levels as of June 30, 2009:

Emerging Markets Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Fair Value of Investments

Common Stock:
Brazil	$7,789,408	$—	$—	$7,789,408
China/Hong Kong	306,948	16,839,007	—	17,145,955
Georgia	—	294,339	—	294,339
India	—	6,330,950	—	6,330,950
Indonesia	352,977	978,719	—	1,331,696
Israel	252,795	942,032	—	1,194,827
Kazakhstan	144,102	2,808,781	—	2,952,883
Malaysia	—	2,206,898	—	2,206,898
Mexico	1,897,378	—	—	1,897,378
Panama	530,660	—	—	530,660
Peru	582,000	—	—	582,000
Philippines	—	673,427	—	673,427
Poland	—	755,833	—	755,833
Russia	3,399,747	766,879	—	4,166,626
Singapore	—	749,267	—	749,267
South Africa	—	3,537,068	—	3,537,068
South Korea	—	6,797,233	—	6,797,233
Taiwan	—	5,845,758	—	5,845,758
Turkey	—	2,213,219	—	2,213,219
Preferred Stock:
United States	1,658,810	—	—	1,658,810
Money Market Fund:
United States	1,480,261	—	—	1,480,261

Total	$18,395,086	$51,739,410	$—	$70,134,496

Global Hard Assets Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Fair Value of Investments

Common Stock:
Brazil	$32,005,380	$—	$—	$32,005,380
Canada	184,509,148	—	—	184,509,148
France	21,203,930	—	—	21,203,930
Kazakhstan	—	13,374,613	—	13,374,613
Kuwait	—	—	9,675,903	9,675,903
United Kingdom	48,969,010	45,818,599	—	94,787,609
United States	618,331,226	—	2,024,703	620,355,929
Exchange Traded Funds:
United States	48,504,940	—	—	48,504,940
Money Market Fund:
United States	34,926,992	—	—	34,926,992

Total	$988,450,626	$59,193,212	$11,700,606	$1,059,344,444

International Investors Gold Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Fair Value of Investments

Common Stock:
Australia	$—	$64,167,438	$—	$64,167,438
Canada	390,015,557	65,896	—	390,081,453
Mexico	—	4,671,102	—	4,671,102
South Africa	38,285,811	3,770,095	—	42,055,906
United Kingdom	62,116,560	820,373	—	62,936,933
United States	27,716,620	49,521	—	27,766,141
Exchange Traded Fund:
United States	23,342,080	—	—	23,342,080
Corporate Note:
United States	—	6,157,486	—	6,157,486
Money Market Fund:
United States	37,694,755	—	—	37,694,755

Total	$579,171,383	$79,701,911	$—	$658,873,294

Multi-Manager Alternatives Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Fair Value of Investments

Long Positions*	$5,068,278	None	None	$5,068,278
Short Positions*	273,882	None	None	273,882

* See Schedule of Investments for security type and industry sector breakouts

The following table reconciles the valuation of the Global Hard Assets Level 3 investment securities and related transactions during the six months ended June 30, 2009:

Balance as of 12/31/08	$9,748,102
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	1,952,504
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 6/30/09	$11,700,606

B.

Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

E.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization on premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

F.

Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Funds’ Schedules of Investments.

G.

Use of Derivative Instruments—In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 changes the disclosure requirements for derivative instruments and hedging activities requiring that: (1) the objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Funds adopted FAS 161 January 1, 2009. Details of this disclosure are found below and in the Notes to Financial Statements.

Emerging Markets Fund

	Fair value of derivative instruments as of June 30, 2009

Derivative contracts not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Derivative Liabilities

Foreign Currency Exposure	Unrealized depreciation forward foreign currency contracts	$1,493

	The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009

Derivative contracts not accounted for as hedging instruments under Statement 133	Amount of realized gains/(losses) on derivatives recognized in income	Change in unrealized appreciation/(depreciation) on derivatives recognized in income

Foreign Currency Exposure	$(38,667)	$(1,500)

Global Hard Assets Fund

	Fair value of derivative instruments as of June 30, 2009

Derivative contracts not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Derivative Liabilities

Foreign Currency Exposure	Unrealized depreciation forward foreign currency contracts	$20,222

	The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009

Derivative contracts not accounted for as hedging instruments under Statement 133	Amount of realized gains/(losses) on derivatives recognized in income	Change in unrealized appreciation/(depreciation) on derivatives recognized in income

Foreign Currency Exposure	$(319,845)	$(20,822)
Equity Exposure	1,767,510	(553,606)

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

International Investors Gold Fund

	The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2009

Derivative contracts not accounted for as hedging instruments under Statement 133	Amount of realized gains/(losses) on derivatives recognized in income	Change in unrealized appreciation/(depreciation) on derivatives recognized in income

Foreign Currency Exposure	$24,954	—

Option Contracts—The Funds are subject to equity price risk, interest rate risk and commodity price risk in the normal course of pursuing their investment objectives. The Funds may invest in call and put options on securities, currencies and commodities to gain exposure to or hedge against changes in the value of equities, interest rates, or commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

The Funds may also write call or put options. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

Global Hard Assets had the following call options written during the period ended June 30, 2009:

	Number of Contracts	Premiums

Options outstanding at December 31, 2008	3,639	$793,171
Options written	11,073	2,570,654
Options exercised	(5,662)	(1,767,510)
Options expired	(9,050)	(1,596,315)

Options outstanding at June 30, 2009	—	$—

Futures—The Funds are subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds may engage in futures contracts, which may include: security and interest-rate futures, stock and bond index futures contracts, financial futures, commodity futures and foreign currency futures contracts, to gain exposure to, or hedge against changes in the value of equities, interest rates, commodities or foreign currencies. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. There is minimal counterparty credit risk to the Funds with futures transactions since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Realized gains and losses from futures contracts, if any, are reported separately. The Funds did not have any futures contracts outstanding at June 30, 2009.

Short Sales—The Funds may make short sales of equity securities. A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date. Cash and/or securities are deposited in a segregated account with brokers or the Funds’ custodian, maintained by the Fund for its open short sales. The Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund did not have any short sales during the period ended June 30, 2009.

Structured Notes—The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When a Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody’s or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of the Fund. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At June 30, 2009, there were no structured notes outstanding.

Note 3—Investment Management and Other Agreements—Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% for Emerging Markets Fund and 1.00% for Global Hard Assets Fund based on their respective average daily net assets. The Adviser receives a management fee from International Investors Gold Fund based on an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.65% of the next $250 million of average daily net assets and 0.50% of average daily net assets in excess of $750 million. The Adviser receives from the Multi-Manager Alternatives Fund a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average daily net assets that are managed by the Adviser, and not by a Sub-Adviser, and are invested in Underlying Funds (Exchange Traded, Open-End or Closed End Funds); and (ii) 1.60% of the Fund’s average daily net assets with respect to all other assets of the Fund.

For the Emerging Markets Fund for the period May 1, 2008 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 2.25% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.15% for Class I Shares. For the period May 1, 2009 through April 30, 2010, the Adviser agreed to waive expenses exceeding 1.95% for Class A Shares, 2.50% for Class C shares and 1.25% for Class I Shares. For the period ended June 30, 2009, the Adviser waived management fees in the amount of $29,901 attributable to Class C and assumed expenses in the amount of $8,186 attributable to Class I Shares.

For the Global Hard Assets Fund for the period May 1, 2008 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.50% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the period May 1, 2009 through April 30, 2010, the Adviser agreed to waive expenses exceeding 1.45% for Class A Shares, 2.20% for Class C Shares and 1.00% for Class I Shares. For the period ended June 30, 2009, the Adviser waived management fees in the amount of $61,955 attributable to Class A and $38,059 attributable to Class I Shares.

For the International Investors Gold Fund for the period May 1, 2008 through April 30, 2009, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, and extraordinary expenses, exceeding 1.60% of average daily net assets for Class A Shares, 2.50% for Class C Shares and 1.00% for Class I Shares. For the period May 1, 2009 through April 30, 2010, the Adviser agreed to waive expenses exceeding 1.45% for Class A Shares, 2.20% for Class C Shares and 1.00% for Class I Shares. For the period ended June 30, 2009, the Adviser waived management fees in the amount of $6,100 attributable to Class I Shares.

For the Multi-Manager Alternatives Fund for the period June 5, 2009 (commencement of operations) through April 30, 2010, the Adviser agreed to waive management fees and/or assume expenses, excluding interest, taxes, dividends on securities sold short and extraordinary expenses, exceeding 2.40% of average daily net assets for Class A Shares and 2.15% for Class I Shares. For the period ended June 30, 2009, the Adviser waived management fees in the amount of $5,180.

As of June 30, 2009, the Multi-Manager Alternatives Fund had three sub-advisers, Tetra Capital Management LLC (“Tetra”), Clutterbuck Capital Management LLC (“Clutterbuck”) and Lazard Asset Management LLC (“Lazard”). The Adviser directly paid sub-advisory fees to Tetra, Clutterbuck and Lazard at a rate of 1.00% of the portion of the average daily net assets of the Fund managed by Tetra, Clutterbuck and Lazard.

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

The Adviser also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets and 0.20% per year of the average daily net assets in excess of $750 million. During the period ended June 30, 2009, the Adviser received $59,994 from Emerging Markets Fund and $707,352 from International Investors Gold Fund pursuant to this contract.

For the six months ended June 30, 2009, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $3,056,040 in sales loads relating to the sale of shares of the Funds, of which $2,621,758 was reallowed to broker/dealers and the remaining $434,282 was retained by the Distributor.

Certain of the officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the period ended June 30, 2009, were as follows:

	Cost of Unaffiliated Investments Purchased	Proceeds from Investments Sold

Emerging Markets Fund	$22,178,801	$17,083,853
Global Hard Assets Fund	677,219,793	340,236,209
International Investors Gold Fund	69,183,603	41,177,727
Multi-Manager Alternatives Fund	3,100,013	27,709

A summary of the Multi-Manager Alternatives Fund’s transactions in securities of affiliates for the period ended June 30, 2009 is set forth below:

Affiliates	Purchases	Dividend Income	Value 6/30/2009

Market Vectors Agribusiness ETF	$9,425	$—	$8,440
Market Vectors Global Alternative Energy ETF	19,275	—	17,776
Market Vectors Steel ETF	11,436	—	9,901

Total	$40,136	$—	$36,117

Note 5—Income Taxes—As of June 30, 2009, for Federal income tax purposes, the identified cost of investments and gross unrealized appreciation and depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Emerging Markets Fund	$77,389,927	$14,688,699	$(20,991,950)	$(6,303,251)
Global Hard Assets Fund	982,649,726	137,889,788	(61,195,070)	76,694,718
International Investors Gold Fund	402,694,381	318,077,947	(61,899,034)	256,178,913
Multi-Manager Alternatives Fund	5,136,963	12,269	(62,953)	(50,685)

No dividends or distributions have been paid so far this year. The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2008 and were as follows:

Emerging Markets Fund

Ordinary Income*	$766,546
Long Term Capital Gains	2,382,405
Return of Capital	53,551

$3,202,502

International Investors Gold Fund

Ordinary Income*	$9,279,445
Long Term Capital Gains	12,196,195
Return of Capital	1,813,786

$23,289,426

* Includes short term capital gains

The Financial Accounting Standards Board Interpretation No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the applicable tax authority, and is applicable to all open tax years (tax years ended December 31, 2005-2008). The Funds evaluated the tax positions taken and to be taken, and concluded that no provision for income tax is required in the Funds’ financial statements.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers,

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plans”), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.25% of average daily net assets (prior to May 1, 2006, the Emerging Markets Fund and the Global Hard Assets Fund limit was 0.50%) for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through June 30, 2009 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amounts of excess distribution expenses incurred over the Annual Limitations as of June 30, 2009, were as follows:

Emerging Markets Fund-Class A	$2,219,268
Emerging Markets Fund-Class C	330,382
Global Hard Assets Fund-Class A	8,274,564
Global Hard Assets Fund-Class C	3,220,766
International Investors Gold Fund-Class A	10,214,646
International Investors Gold Fund-Class C	771,874

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund

	Period Ended June 30, 2009	Year Ended December 31, 2008

Class A
Shares sold	1,793,121	3,110,812
Shares reinvested	—	422,574
Shares redeemed	(1,131,902)	(6,465,282)

Net increase (decrease)	661,219	(2,931,896)

Class C
Shares sold	476,317	555,374
Shares reinvested	—	91,086
Shares redeemed	(501,882)	(1,082,861)

Net increase (decrease)	(25,485)	(436,401)

Class I
Shares sold	87,336	396,515
Shares reinvested	—	32,062
Shares redeemed	—	(81,633)

Net increase	87,336	346,944

	Global Hard Assets Fund

	Period Ended June 30, 2009	Year Ended December 31, 2008

Class A
Shares sold	9,081,001	9,863,823
Shares reinvested	—	—
Shares redeemed	(3,129,830)	(8,940,589)

Net increase	5,951,171	923,234

Class C
Shares sold	2,144,920	1,896,467
Shares reinvested	—	—
Shares redeemed	(637,263)	(2,546,950)

Net increase (decrease)	1,507,657	(650,483)

Class I
Shares sold	3,910,369	610,742
Shares reinvested	—	—
Shares redeemed	(69,069)	(312,917)

Net increase	3,841,300	297,825

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

	International Investors Gold Fund

	Period Ended June 30, 2009	Year Ended December 31, 2008

Class A
Shares sold	8,610,700	11,036,419
Shares reinvested	—	1,618,840
Shares redeemed	(4,752,076)	(10,780,184)

Net increase	3,858,624	1,875,075

Class C
Shares sold	1,682,423	2,689,097
Shares reinvested	—	184,653
Shares redeemed	(657,817)	(1,795,246)

Net increase	1,024,606	1,078,504

Class I
Shares sold	50,710	1,091,831
Shares reinvested	—	40
Shares redeemed	—	(1,568,326)

Net increase (decrease)	50,710	(476,455)

	Multi-Manager Alternatives Fund

	Period Ended June 30, 2009

Class A
Shares sold	313,558

Net increase	313,558

Class I
Shares sold	281,537

Net increase	281,537

Note 9—Warrants—The Funds may invest in warrants whose values are linked to indices or underlying instruments. The Funds may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

Note 10—Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objective. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar.

At June 30, 2009, the following Funds had forward foreign currency contracts outstanding:

Unrealized
Depreciation

Emerging Markets Fund

892,500 Brazilian real vs. $456,966 for settlement July 1, 2009	$(1,493)

Global Hard Assets Fund

2,141,802 Canadian dollar vs. $2,340,475 for settlement July 2, 2009	$(20,222)

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of all or a portion of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds, as directed by the Trustees.

The expense for the deferred compensation plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the deferred compensation plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 12—Repurchase Agreements—Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligation, plus accrued interest, is held by the Funds’ custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuations on the collateral.

Note 13—Equity Swaps—The Funds may enter into equity swaps to gain investment exposure (equity price risk) to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the underlying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the

NOTES TO FINANCIAL STATEMENTS
(unaudited) (continued)

event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities. The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities.

The Fund collateralizes 100% of the notional amount of the swap. Such amounts are reflected in the Statements of Assets and Liabilities as cash-initial margin. At June 30, 2009, there were no outstanding equity swaps.

Note 14—Commodity Swaps—The Funds may enter into commodity swaps to gain investment exposure (commodity price risk) to the relevant spread of the commodity reference prices. A commodity swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap’s notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. At June 30, 2009, there were no outstanding commodity swaps.

Note 15—Bank Line of Credit—The Trust (with the exception of the Multi-Manager Alternatives Fund) participates with Van Eck Worldwide Insurance Trust (another registered investment company managed by the Adviser) (the “VE/WW Funds”) in a $10 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The VE/WW Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/WW Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2009, the Emerging Markets Fund borrowed under this Facility. The average daily loan balance for the Emerging Markets Fund during the 2 day period for which a loan was outstanding amounted to $98,934 and the weighted average interest rate was 0.85%. At June 30, 2009, the Funds had no outstanding borrowings under the Facility.

Note 16—Securities Lending—To generate additional income, the Global Hard Assets Fund and International Investors Gold Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. The Funds may lend up to 50% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Fund’s behalf by the lending agent and is invested in a money market portfolio. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the securities lending agent. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. There was no securities lending activity during the six months ended June 30, 2009.

Note 17—Payment Due from Adviser—On June 30, 2009, the Emerging Market Fund incurred a loss of $311,484 from an incorrect processing of a corporate action. The Adviser has agreed to reimburse the Fund for the total amount of the loss. The Fund recorded the reimbursement in the Statement of Operations as Net increase from Payment Due from Adviser and reflected the amount of the receivable as Due from Adviser in the Statement of Assets and Liabilities. The impact to the Fund’s total return is reflected in the Statement of Financial Highlights. The loss was reimbursed to the Fund on July 21, 2009.

Note 18—Pending Matter—The Board of Trustees has conducted an independent investigation to determine if the Adviser or any of its affiliates engaged in improper or wrongful activity that may have caused a loss to one or more of the Van Eck Funds (the “Funds”) in connection with past market timing activities by certain investors in the Funds. The Board and the Adviser are currently working to resolve outstanding issues relating to these matters.

Note 19—Subsequent Event Review—The Funds have adopted FASB Statement No.165, Subsequent Events (“FAS 165”) which was issued in May 2009 and is effective for fiscal years and interim periods ending after June 15, 2009. FAS 165, requires evaluation of subsequent events through the date of financial statement issuance. Subsequent events for the Funds have been evaluated through August 25, 2009 and there were no material subsequent events requiring disclosure.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(unaudited)

The Investment Company Act of 1940, as amended, provides, in substance, that each investment advisory agreement between a fund and its investment advisers will be entered into only if it is approved, and will continue in effect from year to year, after an initial two-year period, only if its continuance is approved at least annually, by the Board of Trustees (the “Board”), including by a vote of a majority of the Trustees who are not “interested persons” of the Funds (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

MULTI-MANAGER ALTERNATIVES FUND
Approval of Advisory and Sub-Advisory Agreements

At an in-person meeting held on December 3-4, 2008 (the “Meeting”), the Board, which is comprised exclusively of Independent Trustees, considered advisory and sub-advisory arrangements with respect to the Multi-Manager Alternatives Fund (“MMAF”), a new series of the Trust, including (i) an advisory agreement with the Adviser, and (ii) sub-advisory agreements with each of the following investment managers (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”):

•	Analytic Investors, LLC (“Analytic”)

•	Clutterbuck Capital Management LLC (“CCM”)

•	Columbus Circle Investors, LP (“CCI”)

•	Dix Hills Partners, LLC (“Dix Hills”)

•	Explorer Alternative Management, LLC (“Explorer”)

•	Glazer Capital, LLC (“Glazer”)

•	Lazard Asset Management LLC (“LAM”)

•	Martingale Asset Management, L.P. (“Martingale”)

•	PanAgora Asset Management, Inc. (“PanAgora”)

•	Stonebrook Capital Management, LLC (“Stonebrook”)

•	Tetra Capital Management, LLC (“Tetra”)

The Board reviewed and considered information that had been provided throughout the year at regular Board meetings as well as information prepared specifically in connection with the Board’s deliberations with respect to the approval of the advisory and sub-advisory arrangements for MMAF. This information included, among other things, information about the Adviser’s short-term and long-term business plans with respect to MMAF; a description of the advisory and sub-advisory agreements, their terms, and the services to be provided and fee to be paid thereunder; and information regarding the Adviser’s and each Sub-Adviser’s organization, personnel, investment strategies and key compliance procedures.

At the Meeting, the Board considered the fact that it had completed its annual contract review process at its June 2008 meeting of the Board, and had approved (i) the advisory agreement with the Adviser with respect to the other series of the Trust, and (ii) sub-advisory agreements with each of Analytic, LAM, Martingale, PanAgora and Stonebrook with respect to the Worldwide Multi-Manager Alternatives Fund (“WMMA”) series of Van Eck Worldwide Insurance Trust, a mutual fund managed by the Adviser that operates substantially in the same manner as MMAF. The Board further considered the fact that terms of the new sub-advisory agreements with each of Analytic, LAM, Martingale, PanAgora and Stonebrook with respect to MMAF would be substantially identical to terms of the existing sub-advisory agreements with respect to WMMA, and that no changes were proposed to the nature, extent and quality of services to be provided by each of Analytic, LAM, Martingale, PanAgora and Stonebrook. The Board further noted that each of Analytic, LAM, Martingale, PanAgora and Stonebrook provided MMAF with representation letters to the effect that, since the last renewal of its sub-advisory agreement with WMMA, no material changes have been made to its compliance program or its investment strategy and investment team.

In considering whether to approve the sub-advisory agreement with each of CCM, CCI, Dix Hills, Glazer and Tetra, the Board evaluated the following factors: (1) the nature, extent and quality of the services to be provided by each such Sub-Adviser; (2) the capabilities and background of each such Sub-Adviser’s investment personnel, and the overall capabilities, experience, resources and strengths of each such Sub-Adviser in managing other accounts utilizing similar investment strategies; (3) the terms of the sub-advisory agreement with each such Sub-Adviser and the reasonableness and appropriateness of the particular fee to be paid for the services described therein; (4) the willingness and ability of each such Sub-Adviser to implement its investment strategy for MMAF with a small amount of assets at the inception of the sub-advisory relationship; (5) the scalability of each such Sub-Adviser’s processes and procedures over time; and (6) MMAF’s structure and the manner in which each such Sub-Adviser’s investment strategy will assist MMAF in pursuing its investment objectives. The Board also met with representatives of each of CCM, CCI, Dix Hills, Glazer and Tetra. The Board concluded that each such Sub-Adviser is qualified to manage a portion of MMAF’s assets in accordance with its investment objectives and policies, that each Sub-Adviser’s investment strategy is appropriate for pursuing MMAF’s investment objectives, and that such strategy would be complementary to the investment strategies employed by MMAF’s other Sub-Advisers.

The Fund and the Adviser have not entered into sub-advisory agreements with Analytic, Glazer or Stonebrook.

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(unaudited) (continued)

In considering whether to approve the sub-advisory agreement with Explorer, the Board noted that the services to be performed by Explorer will consist primarily of assisting the Adviser in the sub-adviser selection and monitoring process and in determining the appropriate allocation of the Fund’s assets among the Fund’s sub-advisers and investment strategies. The Board further noted that Explorer will not be authorized to purchase and sell securities for MMAF or exercise discretion with respect to the management of assets of MMAF, which discretion will be exercised by the Adviser and the other Sub-Advisers of MMAF. The Board evaluated the nature, extent and quality of the services to be provided by Explorer, the capabilities and background of Explorer’s key personnel, the terms of the sub-advisory agreement with Explorer and the reasonableness and appropriateness of the particular fee to be paid for the services described therein, and MMAF’s structure and the manner in which Explorer’s services will assist MMAF in pursuing its investment objectives. The Board concluded that Explorer is qualified to perform the services contemplated by the terms of the sub-advisory agreement for MMAF and that the fees payable to Explorer for such services are reasonable.

When considering the fees and expenses of MMAF, the Board reviewed comparative information on fees and expenses of funds with investment strategies and techniques similar to those of MMAF. The Board noted the unique management structure of MMAF, the relatively small number of relevant peer funds, and the differences between the services provided by the Adviser and Sub-Advisers to MMAF and those included in the fees paid by such peer funds. The Board also noted that the Adviser has agreed to waive or to reimburse expenses through April 2010 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded, in light of all the factors considered, that the management fee charged to MMAF for advisory, sub-advisory and related services is reasonable and that the total expense ratio of MMAF is reasonable.

The Board noted that the Adviser is unlikely to realize any profits with respect to MMAF in the foreseeable future. In view of the anticipated size of MMAF and the fact that none of the Sub-Advisers is affiliated with the Adviser, the Board did not consider the profitability of the Sub-Advisers to be relevant to its consideration of the sub-advisory agreements. The Board also noted that MMAF is unlikely to have sufficient assets for the Adviser or any Sub-Adviser to realize material economies of scale for the foreseeable future. Based on the foregoing, the Board concluded that it would not be necessary to implement fee breakpoints at this time.

The Board did not consider any single factor as controlling in determining whether or not to enter into the advisory agreement with the Adviser and the sub-advisory agreement with each Sub-Adviser. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that entering into the advisory and sub-advisory agreements, including the fee structures, is in the interests of shareholders, and accordingly, the Board approved entering into the advisory agreement with the Adviser and the sub-advisory agreement with each Sub-Adviser.

EMERGING MARKETS FUND
GLOBAL HARD ASSETS FUND
INTERNATIONAL INVESTORS GOLD Fund

Approval of Advisory Agreements

In considering the renewal of the investment advisory agreements with the Adviser with respect to each of Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (in this section, each a “Fund” and, collectively, the “Funds”), the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 19, 2009 and June 3 and 4, 2009 to specifically consider the renewal of each Fund’s investment advisory agreement. This information included, among other things, the following:

•	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

•	The Adviser’s consolidated financial statements for the past three fiscal years;

•	A description of the advisory agreements with the Funds, their terms and the services provided under each agreement;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(unaudited) (continued)

•

An independently prepared report comparing the management fees and non-investment management expenses of each Fund during its fiscal year ended December 31, 2008 with those of (i) the universe of front-end load retail funds with a similar investment strategy (the “Expense Universe”), and (ii) a sub-group of the Expense Universe consisting of funds of comparable size and fees and expense structure (the “Peer Group”);

•

An independently prepared report comparing each Fund’s annualized investment performance for the one- through five-year periods ended December 31, 2008 with those of (i) the universe of retail and institutional funds with a similar investment strategy (the “Performance Universe”), (ii) its Peer Group, and (iii) appropriate benchmark indices as identified by an independent data provider;

•	An analysis of the profitability of the Adviser with respect to the services it provides to each Fund and the Van Eck complex of mutual funds as a whole;

•

Information regarding other accounts and investment vehicles managed by the Adviser, their investment strategy, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

•

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Funds, and reports regarding a variety of compliance-related issues;

•	Reports with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

•	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreements, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Funds’ custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the

Funds with a view to reducing non-management expenses of the Funds; (3) the terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Funds to shareholders from time to time by means of waiving a portion of its management fees or paying expenses of the Funds or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Funds.

The Board considered the fact that the Board had conducted an independent investigation to determine if the Adviser or any of its affiliates had engaged in improper or wrongful activity that may have caused a loss to one or more of the Funds in connection with past market timing activities by certain investors in the Funds. The Board determined that the Adviser has cooperated with the Board in connection with these matters and that the Adviser has taken appropriate steps to implement policies and procedures reasonably designed to prevent harmful market timing activities by investors in the Funds. In addition, the Board concluded that the Adviser has acted in good faith in providing undertakings to the Board to make restitution of damages, if any, that may have resulted from any prior wrongful actions of the Adviser.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and are managed by the same investment professionals according to a similar investment strategy as certain of the Funds. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Funds. In addition, the Board concluded that the Adviser has established appropriate procedures to

APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS
(unaudited) (continued)

monitor conflicts of interest involving the management of the Funds and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

In evaluating the investment performance and fees and expenses of each Fund, the Board took specific note of the following information with respect to each Fund:

Emerging Markets Fund. The Board noted that the Fund’s annualized returns, with respect to all its classes, reflected underperformance relative to its Peer Group and Performance Universe averages, as well as benchmark indices, over the one- through five-year periods ended December 31, 2008. The Board also noted that, for the corresponding two- and three-year periods (Class A and Class C shares), as well as five-year period (Class A shares), ended December 31, 2007, the Fund’s annualized returns had outperformed its Peer Group and Performance Universe averages. In evaluating the performance of the Fund in 2008 relative to its Peer Group and Performance Universe, the Board considered the impact on relative performance of the Adviser’s strategy of focusing on small to medium capitalization companies, predominantly in Asia, which had underperformed in the volatile markets of recent periods. The Board concluded that the investment strategy being pursued by the Adviser is appropriate for the Fund and that, under the circumstances and in light of the foregoing considerations, the performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that, during 2008, the overall management fees and total expense ratios, net of waivers, for all the Fund’s classes were below the median for their respective Peer Groups, and that the Adviser has agreed to waive or to reimburse expenses through April 2010 to the extent necessary to maintain an agreed upon expense ratio and. The Board concluded that the management fee charged to, and the total expense ratio of, the Fund are reasonable.

Global Hard Assets Fund. The Board noted that: (1) all the Fund’s classes had outperformed, on an annualized basis, their respective Peer Group and Performance Universe averages, as well as benchmark indices, for the one- through five-year periods ended December 31, 2008; (2) the Adviser has agreed to waive or to reimburse expenses through April 2010 to the extent necessary to maintain an agreed upon expense ratio; and (3) during 2008, the expense ratio, net of waivers, for the Fund’s Class A and Class I shares was below the median for its Peer Group, and the expense ratio, net of waivers, for the Fund’s

Class C shares was within the range of expense ratios for its Peer Group. The Board concluded that the performance of the Fund is satisfactory and that the management fee charged to, and the total expense ratio of, the Fund are reasonable.

International Investors Gold Fund. The Board noted that: (1) all the Fund’s classes had outperformed, on an annualized basis, their benchmark indices for the one- through five-year periods ended December 31, 2008 and had outperformed, on an annualized basis, their respective Peer Group and Performance Universe averages for the two- through five-year periods ended December 31, 2008; (2) the Adviser has agreed to waive or to reimburse expenses through April 2010 to the extent necessary to maintain an agreed upon expense ratio; and (3) during 2008, the expense ratios, net of waivers, for all the Fund’s classes were within the range of expense ratios for its Peer Group. The Board concluded that the performance of the Fund is satisfactory and that the management fee charged to, and the total expense ratio of, the Fund are reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Funds, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Funds are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as each Fund grows, and whether each Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that, with respect to each Fund, the economies of scale being realized, if any, are being shared equitably by the Adviser and the Funds, and that the implementation of, or modifications to any existing, breakpoints would not be warranted at this time for any of the Funds.

The Board did not consider any single factor as controlling in determining whether or not to renew the Funds’ investment advisory and sub-advisory agreements. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory and sub-advisory agreements, including the fee structures (described herein) is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory and sub-advisory agreements for an additional one-year period.

[This page intentionally left blank]

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Van Eck Funds (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

Investment Adviser: Van Eck Associates Corporation
Distributor:Van Eck Securities Corporation | 335 Madison Avenue | New York, NY 10017 | www.vaneck.com
Account Assistance: 1.800.544.4653

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No Changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds disclosure controls and procedures (as defined in
     Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, SVP & CFO
                         -----------------------------
Date  September 8, 2009
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Derek S. van Eck, CEO
                        --------------------------
Date  September 8, 2009
     ------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                         ------------------------

Date  September 8, 2009
     ------------------